As filed with the Securities and Exchange Commission on July 30, 2026
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
File Nos. 2‑91312, 811‑04033
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               X
Pre‑Effective Amendment No.
Post-Effective Amendment No. 85
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X
Amendment No. 86
SIT MUTUAL FUNDS II, INC.
(Exact Name of Registrant as Specified in Charter)
----------------------------------------------------------------------------------------
3300 IDS Center, Minneapolis, Minnesota 55402
(Address of Principal Executive Offices) (Zip Code)
(612) 332‑3223 (Registrants’ Telephone Number, including Area Code)
Kelly K. Boston, Esq.
Sit Mutual Funds
3300 IDS Center
Minneapolis, Minnesota 55402
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
___	immediately upon filing pursuant to paragraph (b) of rule 485
X	on August 1, 2026 pursuant to paragraph (b) of rule 485
___	60 days after filing pursuant to paragraph (a)(1) of rule 485
___	on (specify date) pursuant to paragraph (a)(1) of rule 485
___	75 days after filing pursuant to paragraph (a)(2) of rule 485
___	on (specify date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
___  This post-effective amendment designates a new effective date for a previously filed post effective amendment.

PROSPECTUS
AUGUST 1, 2026

Sit U.S. Government Securities Fund
Class S - SNGVX
Class Y - SNGYX
Sit Quality Income Fund
Class S - SQIFX
Class Y - SQIYX
Sit Tax‑Free Income Fund
Class S - SNTIX
Class Y - SNTYX
Sit Minnesota Tax‑Free Income Fund
Class S - SMTFX
This Prospectus describes four bond funds that are a part of the Sit Mutual Fund family of no‑load mutual funds offering a selection of Funds, each with a distinctive investment objective and risk/reward profile.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION
SIT U.S. GOVERNMENT SECURITIES FUND
INVESTMENT OBJECTIVE
The Sit U.S. Government Securities Fund (the “Fund”) seeks high current income and safety of principal.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

	Class S	Class Y
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.55%
Total Annual Fund Operating Expenses	0.80%	0.55%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class S shares of the Fund and $1,000,000 in Class Y shares of the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class S	$82	$256	$446	$993

Class Y	$5,638	$17,674	$30,802	$69,070
PORTFOLIO TURNOVER
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.51% of the average value of the portfolio.

Summary — Sit U.S. Government Securities Fund

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its objective by investing exclusively in U.S. government securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.
The Fund invests a substantial portion of its assets in pass-through securities. Pass-through securities are formed when mortgages or other debt instruments are pooled together and undivided interests in the pool are sold to investors, such as the Fund. Pass-through securities in which the Fund invests include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit. Other types of U.S. government securities in which the Fund may invest include U.S. Treasury securities, U.S. government agency collateralized mortgage obligations and other U.S. government agency securities.
In selecting securities for the Fund, Sit Investment Associates, Inc. (the “Adviser”) seeks securities providing high current income relative to yields currently available in the market. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a security’s prepayment risk, yield, maturity, and liquidity.
The Adviser attempts to maintain an average effective duration for the portfolio of approximately 0 to 5 years. Duration is a measure of total price sensitivity relative to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 3 years would decrease by 3%, with all other factors being constant. Portfolios with longer durations are typically more sensitive to changes in interest rates. The Adviser may hedge the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets.
The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 15 and 25 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Adviser believes that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.
The principal risks of investing in the Fund are listed below. Different risks may be more significant at different times, depending on market conditions or other factors.

›
Interest Rate Risk: The value of fixed income securities fluctuates as a result of the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

›
Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

›
Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

›
Credit Risk: The issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by the Fund may default on the payment of principal or interest, or the other party to a contract may default on its obligations to the Fund, causing the value of the Fund to decrease.

Summary — Sit U.S. Government Securities Fund

›
Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as war, acts of terrorism, other armed conflicts, tariffs, the spread of infectious illness, epidemics or other public health issues, recessions, market instability, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

›
Liquidity Risk: The reduction in market making capacity and other market events has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

›
Reinvestment Risk: Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

›
Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

›
U.S. Government Securities Risk: Securities purchased by the Fund issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

›
Mortgage-Backed Securities Risk: The value of the Fund’s mortgage-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Mortgage-backed securities are subject to prepayment risk, and the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

›
Derivatives Risk: The Fund may incur losses from its investments in options, futures, and options on futures. Investments in such derivative instruments may result in losses exceeding the amounts invested. The Fund may use derivatives for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives can be illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

›
Investment Company Risk: To the extent that the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Fund to achieve its investment objective will partially depend upon the ability of the acquired fund to achieve its investment objective.

›	Management Risk: A strategy used by the investment management team may not produce the intended results.

›
Temporary Investment Risk: The Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations.

›
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber attacks or other cybersecurity breaches.

Summary — Sit U.S. Government Securities Fund

HISTORICAL PERFORMANCE
The following tables provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class S shares.
The table below compares the Fund’s performance over different time periods to that of a broad-based securities market index and a more narrowly-based index that reflects the market sectors in which the Fund invests (each, an “Index”). The table includes returns both before and after taxes. After‑tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Class S shares only. After‑tax returns for Class Y shares will differ.
The performance information reflects Fund expenses, and assumes that all distributions have been reinvested. Each Index is an unmanaged index, has no expenses, and it is not possible to invest directly in an index. Updated performance information is available at www.sitfunds.com or by calling 800‑332‑5580.
Annual Total Returns for calendar years ended December 31 (Class S)

The Fund’s year‑to‑date return as of 6/30/26 (not annualized) was 0.83%.
Best Quarter: 4.35% (4Q23)
Worst Quarter: ‑2.98% (3Q22)
Average Annual Total Returns for periods ended December 31, 2025

Sit U.S. Government Securities Fund	1 Year	5 Years	10 Years
Class S Return before taxes (inception 6/2/87)	6.93%	1.35%	1.75%
Class S Return after taxes on distributions	5.29%	(0.22)%	0.80%
Class S Return after taxes on distributions and sale of Fund shares*	4.08%	0.53%	0.92%
Class Y Return before taxes (inception 1/1/20)	7.20%	1.61%	N/A
Bloomberg U.S. Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Bloomberg Intermediate Government Bond Index(2) (reflects no deduction for fees, expenses or taxes)	6.50%	0.64%	1.76%

(1)	A broad-based securities market index that represents the overall domestic debt markets.

(2)	A more narrowly-based index that reflects the market sectors in which the Fund invests.

Summary — Sit U.S. Government Securities Fund

INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Sit Investment Associates, Inc. serves as the Fund’s investment adviser. The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day‑to‑day management of the Fund.
The primary portfolio managers of the Fund are:
Bryce A. Doty, Senior Vice President and Senior Portfolio Manager, has served as a portfolio manager of the Fund since 1995.
Mark H. Book, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since 2002.
Christopher M. Rasmussen, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since August 2025.
Andrew J. Tich, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since August 2025.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for Class S shares of the Fund is $5,000, and the minimum initial investment for Class Y shares of the Fund is $1,000,000. The minimum subsequent investment for either share class is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 534459, Pittsburgh, PA 15253-4459), by phone (1‑800‑332‑5580), or online if your account has online privileges (www.sitfunds.com).
For additional information, please see “Buying and Selling Shares” in the Prospectus.
TAX INFORMATION
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax‑deferred arrangement such as a 401(k) plan or an individual retirement account.
Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are generally taxable to you as long-term capital gains, regardless of how long you have held your shares.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

SUMMARY INFORMATION
SIT QUALITY INCOME FUND
INVESTMENT OBJECTIVE
The Sit Quality Income Fund (the “Fund”) seeks high current income and safety of principal.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

	Class S	Class Y
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.55%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.81%	0.56%

(1)
The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in shares of investment companies.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class S shares of the Fund and $1,000,000 in Class Y shares of the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. The Example reflects the current fee waiver in effect for the 1 Year period. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class S	$83	$260	$451	$1,005

Class Y	$5,740	$17,993	$31,355	$70,292
PORTFOLIO TURNOVER
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.23% of the average value of the portfolio.

Summary — Sit Quality Income Fund

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, and mortgage and other asset-backed securities.
The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities. The balance of the Fund’s assets will be invested in investment grade debt securities issued by corporations and municipalities, and mortgage and other asset-backed securities. Investment grade debt securities are rated at the time of purchase within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Adviser. The Fund’s dollar-weighted average portfolio quality is expected to be “A” or better.
The U.S. government securities in which the Fund will invest include direct obligations of the U.S. Treasury and securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises. The Fund will invest in pass-through securities. Pass-through securities include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit.
The Fund may invest in debt securities described herein that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid by the Adviser.
The Fund may invest in open‑end investment companies (mutual funds) and closed‑end investment companies which invest in the same types of securities in which the Fund may invest directly.
In selecting securities for the Fund, the Adviser seeks securities providing relatively high current income. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a security’s credit quality, yield, maturity, liquidity and the security’s sector.
The Adviser attempts to maintain an average effective duration for the portfolio of approximately 0 to 3 years. The Adviser’s duration target within this range is based on its interest rate forecast. Duration is a measure of total price sensitivity relative to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 3 years would decrease by 3%, with all other factors being constant. Portfolios with shorter durations are typically less sensitive to changes in interest rates. The Adviser currently hedges the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets.
The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 5 and 10 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Adviser believes that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.
The principal risks of investing in the Fund are listed below. Different risks may be more significant at different times, depending on market conditions or other factors.

›
Interest Rate Risk: The value of fixed income securities fluctuates as a result of the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value. The Fund may face a

Summary — Sit Quality Income Fund

heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

›
Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

›
Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

›
Credit Risk: The issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by the Fund may default on the payment of principal or interest, or the other party to a contract may default on its obligations to the Fund, causing the value of the Fund to decrease.

›
Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as war, acts of terrorism, other armed conflicts, tariffs, the spread of infectious illness, epidemics or other public health issues, recessions, market instability, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

›
Liquidity Risk: The reduction in market making capacity and other market events has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

›
Political, Economic and Tax Risk: Because the Fund invests in municipal securities issued by states and their political subdivisions, the Fund may be particularly affected by the political and economic conditions and developments in those states. Since the Fund invests in municipal securities, the value of the Fund may be more adversely affected than other funds by future changes in federal or state income tax laws.

›
Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

›
Reinvestment Risk: Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

›
Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

›
U.S. Government Securities Risk: Securities purchased by the Fund issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation(FHLMC) are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

›
Mortgage-Backed Securities Risk: The value of of the Fund’s mortgage-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Mortgage-backed securities are subject to prepayment risk, and the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Summary — Sit Quality Income Fund

›
Asset-Backed Securities Risk: The value of the Fund’s asset-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Most asset-backed securities are subject to prepayment risk and the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

›
Rule 144A Securities Risk: The value and liquidity of these securities may be adversely affected in the event that the number of qualified institutional buyers interested in purchasing 144A securities is limited, the Fund might be unable to dispose of such securities promptly or at reasonable prices, and they may be subject to greater volatility.

›
Derivatives Risk: The Fund may incur losses from its investments in options, futures, and options on futures. Investments in such derivative instruments may result in losses exceeding the amounts invested. The Fund may use derivatives for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives can be illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

›
Investment Company Risk: To the extent that the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Fund to achieve its investment objective will partially depend upon the ability of the acquired fund to achieve its investment objective.

›	Management Risk: A strategy used by the investment management team may not produce the intended results.

›
Temporary Investment Risk: The Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations.

›
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber attacks or other cybersecurity breaches.

HISTORICAL PERFORMANCE
The following tables provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class S shares.
The table below compares the Fund’s performance over different time periods to that of a broad-based securities market index and a more narrowly-based index that reflects the market sectors in which the Fund invests (each, an “Index”). The table includes returns both before and after taxes. After‑tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Class S shares only. After‑tax returns for Class Y shares will differ.
The performance information reflects Fund expenses, and assumes that all distributions have been reinvested. Performance reflects fee waivers. Without such waivers, performance would be reduced. Each Index is an unmanaged index, has no expenses, and it is not possible to invest directly in an index. Updated performance information is available at www.sitfunds.com or by calling 800‑332‑5580.

Summary — Sit Quality Income Fund

Annual Total Returns for calendar years ended December 31 (Class S)

The Fund’s year‑to‑date return as of 6/30/26 (not annualized) was 1.15%.
Best Quarter: 3.12% (3Q24)
Worst Quarter: ‑1.43% (3Q22)
Average Annual Total Returns for periods ended December 31, 2025

Sit Quality Income Fund	1 Year	5 Years	10 Years
Class S Return before taxes (inception 12/31/12)	6.30%	2.91%	2.34%
Class S Return after taxes on distributions	4.48%	1.45%	1.32%
Class S Return after taxes on distributions and sale of Fund shares	3.70%	1.61%	1.36%
Class Y Return before taxes (inception 3/31/22)	6.45%	N/A	N/A
Bloomberg U.S. Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36%)	2.01%
Bloomberg 1‑3 Year Government/Credit Index(2) (reflects no deduction for fees, expenses or taxes)	5.35%	1.97%	2.09%

(1)	A broad-based securities market index that represents the overall domestic debt markets.

(2)	A more narrowly-based index that reflects the market sectors in which the Fund invests.
INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Sit Investment Associates, Inc. serves as the Fund’s investment adviser. The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day‑to‑day management of the Fund.
The primary portfolio managers of the Fund are:
Bryce A. Doty, Senior Vice President and Senior Portfolio Manager, has served as a portfolio manager of the Fund since its inception on December 31, 2012.
Mark H. Book, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since its inception on December 31, 2012.
Christopher M. Rasmussen, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since its inception on December 31, 2012.
Andrew J. Tich, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since August 2025.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for Class S shares of the Fund is $5,000 and the minimum initial investment for Class Y shares of the Fund is $1,000,000. The minimum subsequent investment for either share class is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 534459, Pittsburgh, PA 15253-4459), by phone (1‑800‑332‑5580), or online if your account has online privileges (www.sitfunds.com).
For additional information, please see “Buying and Selling Shares” in the Prospectus.

Summary — Sit Quality Income Fund

TAX INFORMATION
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax‑deferred arrangement such as a 401(k) plan or an individual retirement account.
Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are generally taxable to you as long-term capital gains, regardless of how long you have held your shares.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

SUMMARY INFORMATION
SIT TAX‑FREE INCOME FUND
INVESTMENT OBJECTIVE
The Sit Tax‑Free Income Fund (the “Fund”) seeks high current income that is exempt from federal income tax consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

	Class S	Class Y
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.55%
Acquired Fund Fees and Expenses (1)	0.15%	0.15%
Total Annual Fund Operating Expenses	0.95%	0.70%

(1)
The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in shares of investment companies.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class S shares of the Fund and $1,000,000 in Class Y shares of the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class S	$97	$304	$528	$1,171

Class Y	$7,175	$22,460	$39,082	$87,281
PORTFOLIO TURNOVER
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.42% of the average value of the portfolio.

Summary — Sit Tax‑Free Income Fund

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. Under normal circumstances, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax‑exempt municipal securities plus the amount of any borrowings for investment purposes. The Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax (“AMT”). Investors subject to AMT treat the Fund’s income subject to AMT as an item of tax preference in computing their alternative minimum taxable income. Municipal securities are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia, and their political subdivisions, agencies, and instrumentalities.
The Fund invests both in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund invests a significant portion of its assets in housing-related securities, such as obligations of municipal housing authorities, which include single family and multi-family mortgage revenue bonds; revenue bonds of health care-related facilities; and revenue bonds of educational institutions, which include higher education institutions, public, private, and charter schools, and student loan-backed bonds.
The Fund primarily invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by Sit Investment Associates, Inc. (the “Adviser”). Investment-grade securities are rated within the four highest grades by the major rating agencies. However, the Fund may invest up to 30% of its assets in municipal securities rated below investment grade (commonly referred to as junk bonds) or determined to be of comparable quality by the Adviser, but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B‑ by S&P Global Ratings or Fitch Ratings, or, if unrated, determined by the Adviser to be of comparable quality.
The Fund may invest in debt securities described herein that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid by the Adviser.
The Fund may invest in open‑end investment companies (mutual funds) and closed‑end investment companies which invest in the same types of securities in which the Fund may invest directly.
In selecting securities for the Fund, the Adviser seeks securities providing high tax‑exempt income. The Adviser’s economic outlook and interest rate forecast, as well as its evaluation of a security’s structure, credit quality, yield, maturity, and liquidity, are all factors considered when making investment decisions.
The Adviser attempts to maintain an average effective duration for the portfolio of approximately 3 to 8 years. Duration is a measure of total price sensitivity relative to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 3 years would decrease by 3%, with all other factors being constant. Portfolios with longer durations are typically more sensitive to changes in interest rates. The Adviser may hedge the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets.
The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 10 and 25 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Adviser believes that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.
The principal risks of investing in the Fund are listed below. Different risks may be more significant at different times, depending on market conditions or other factors.

›
Interest Rate Risk: The value of fixed income securities fluctuates as a result of the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the

Summary — Sit Tax‑Free Income Fund

market value of fixed income investments and a decline in interest rates will tend to increase their value. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

›
Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

›
Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

›
Credit Risk: The issuers or guarantors of securities owned by the Fund may default on the payment of principal or interest, or experience a decline in credit quality, causing the value of the Fund to decrease.

›
High-Yield Risk: The Fund may invest up to 30% of its assets in municipal securities rated below investment-grade or if nonrated, determined to be of comparable quality by the Adviser. Debt securities rated below investment-grade are commonly known as junk bonds. Junk bonds are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

›
Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as war, acts of terrorism, other armed conflicts, tariffs, the spread of infectious illness, epidemics or other public health issues, recessions, market instability, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

›
Liquidity Risk: The reduction in market making capacity and other market events has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

›
Revenue Bond Risk: The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

›
Political, Economic and Tax Risk: Because the Fund invests primarily in municipal securities issued by states and their political subdivisions, the Fund may be particularly affected by the political and economic conditions and developments in those states. Since the Fund primarily invests in municipal securities, the value of the Fund may be more adversely affected than other funds by future changes in federal or state income tax laws.

›
Sector Concentration Risk: Because the Fund invests a significant portion of its assets in health care facility bonds, housing authority bonds, education bonds, and transportation bonds, the Fund may be more affected by events influencing these sectors than a fund that is more diversified across numerous sectors.

›
Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

›
Derivatives Risk: The Fund may incur losses from its investments in options, futures, and options on futures. Investments in such derivative instruments may result in losses exceeding the amounts invested. The Fund may use derivatives for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives can be illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Summary — Sit Tax‑Free Income Fund

›
Rule 144A Securities Risk: The value and liquidity of these securities may be adversely affected in the event that the number of qualified institutional buyers interested in purchasing 144A securities is limited, the Fund might be unable to dispose of such securities promptly or at reasonable prices, and they may be subject to greater volatility.

›
Investment Company Risk: To the extent that the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Fund to achieve its investment objective will partially depend upon the ability of the acquired fund to achieve its investment objective.

›	Management Risk: A strategy used by the investment management team may not produce the intended results.

›
Temporary Investment Risk: The Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations.

›
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber attacks or other cybersecurity breaches.

HISTORICAL PERFORMANCE
The following tables provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class S shares.
The table below compares the Fund’s performance over different time periods to that of a broad-based securities market index and a more narrowly-based index that reflects the market sectors in which the Fund invests (each, an “Index”). After‑tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Class S shares only. After‑tax returns for Class Y shares will differ.
The performance information reflects Fund expenses, and assumes that all distributions have been reinvested. Each Index is an unmanaged index, has no expenses, and it is not possible to invest directly in an index. Updated performance information is available at www.sitfunds. com or by calling 800‑332‑5580.
Annual Total Returns for calendar years ended December 31 (Class S)

The Fund’s year‑to‑date return as of 6/30/26 (not annualized) was 3.50%.
Best Quarter: 6.59% (4Q23)
Worst Quarter: ‑7.44% (1Q22)

Summary — Sit Tax‑Free Income Fund

Average Annual Total Returns for periods ended December 31, 2025

Sit Tax‑Free Income Fund	1 Year	5 Years	10 Years
Class S Return before taxes (inception 9/29/88)	4.38%	0.76%	2.36%
Class S Return after taxes on distributions	4.38%	0.76%	2.36%
Class S Return after taxes on distributions and sale of Fund shares	4.12%	1.32%	2.57%
Class Y Return before taxes (inception 6/1/21)	4.63%	N/A	N/A
Bloomberg Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	1.93%
Bloomberg 5‑Year Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	5.03%	1.05%	2.34%

(1)	A broad-based securities market index that represents the overall domestic debt markets.

(2)	A more narrowly-based index that reflects the market sectors in which the Fund invests.
INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Sit Investment Associates, Inc. serves as the Fund’s investment adviser. The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day‑to‑day management of the Fund.
The primary portfolio managers of the Fund are:
Paul J. Jungquist, Senior Vice President and Senior Portfolio Manager, has served as a portfolio manager of the Fund since 2000.
Todd S. Emerson, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since July 2020.
Kevin P. O’Brien, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since July 2020.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for Class S shares of the Fund is $5,000, and the minimum initial investment for Class Y shares of the Fund is $1,000,000. The minimum subsequent investment for either share class is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 534459, Pittsburgh, PA 15253-4459), by phone (1‑800‑332‑5580), or online if your account has online privileges (www.sitfunds.com).
For additional information, please see “Buying and Selling Shares” in the Prospectus.
TAX INFORMATION
The Fund intends to meet certain federal tax requirements so that distributions of tax‑exempt interest income will be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax (except to the extent you have borrowed to finance the purchase of your shares). However, the Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ federal alternative minimum tax. The Fund expects that its distributions will consist primarily of exempt-interest dividends. The Fund’s exempt-interest dividends may be subject to state or local income taxes.
Tax‑exempt interest income is not included in net investment income for purposes of the federal net investment tax.
Distributions to the shareholder paid from any interest income that is not tax‑exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are generally taxable to you as long-term capital gains, regardless of how long you have held your shares.

Summary — Sit Tax‑Free Income Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser) the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

SUMMARY INFORMATION
SIT MINNESOTA TAX‑FREE INCOME FUND
INVESTMENT OBJECTIVE
The Sit Minnesota Tax‑Free Income Fund (the “Fund”) seeks high current income that is exempt from federal regular income tax and Minnesota regular personal income tax consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

Class S
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.81%

(1)
The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in shares of investment companies.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$83	$260	$451	$1,005
PORTFOLIO TURNOVER
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.06% of the average value of the portfolio.

Summary — Sit Minnesota Tax‑Free Income Fund

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. Under normal circumstances, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax‑exempt municipal securities plus the amount of any borrowings for investment purposes. The Fund may invest up to 20% of its assets in securities that generate interest income subject to both Minnesota and federal alternative minimum tax (“AMT”). Investors subject to AMT treat the Fund’s income subject to AMT as an item of tax preference in computing their alternative minimum taxable income.
The Fund substantially invests in municipal securities issued by the state of Minnesota and its political subdivisions. The Fund invests in both general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality, and in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source. The Fund invests a significant portion of its assets in housing-related securities, such as obligations of municipal housing authorities, which include single family and multi-family mortgage revenue bonds; revenue bonds of health care-related facilities; and revenue bonds of educational institutions, which include higher education institutions, public, private, and charter schools, and student loan-backed bonds.
The Fund primarily invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by Sit Investment Associates, Inc. (the “Adviser”). Investment-grade securities are rated within the four highest grades by the major rating agencies. However, the Fund may invest up to 30% of its assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) or determined to be of comparable quality by the Adviser, but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B‑ by S&P Global Ratings or Fitch Ratings or, if unrated, determined by the Adviser to be of comparable quality.
The Fund may invest in open‑end investment companies (mutual funds) and closed‑end investment companies which invest in the same types of securities in which the Fund may invest directly.
In selecting securities for the Fund, the Adviser seeks securities providing high current tax‑exempt income. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a security’s structure, credit quality, yield, maturity, and liquidity.
The Adviser attempts to maintain an average effective duration for the portfolio of approximately 3 to 8 years. Duration is a measure of total price sensitivity relative to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 3 years would decrease by 3%, with all other factors being constant. Portfolios with longer durations are typically more sensitive to changes in interest rates. The Adviser currently hedges the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets.
The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 10 and 20 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Adviser believes that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.
The principal risks of investing in the Fund are listed below. Different risks may be more significant at different times, depending on market conditions or other factors.

›
Interest Rate Risk: The value of fixed income securities fluctuates as a result of the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

Summary — Sit Minnesota Tax‑Free Income Fund

›
Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

›
Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

›
Credit Risk: The issuers or guarantors of securities owned by the Fund may default on the payment of principal or interest, or experience a decline in credit quality, causing the value of the Fund to decrease.

›
High-Yield Risk: The Fund may invest up to 30% of its assets in municipal securities rated below investment-grade, or if non‑rated, determined to be of comparable quality by the Adviser. Debt securities rated below investment-grade are commonly known as junk bonds. Junk bonds are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

›
Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as war, acts of terrorism, other armed conflicts, tariffs, the spread of infectious illness, epidemics or other public health issues, recessions, market instability, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

›
Liquidity Risk: The reduction in market making capacity and other market events has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

›
Revenue Bond Risk: The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

›
Minnesota State Specific Risk: The Fund substantially invests in municipal securities issued by the state of Minnesota and its political subdivisions. The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. The State has had substantial budget deficits in prior bienniums.

›
Political, Economic and Tax Risk: Because the Fund substantially invests in municipal securities issued by Minnesota and its political subdivisions, the Fund may be particularly affected by the political and economic conditions and developments in Minnesota. Since the Fund primarily invests in municipal securities, the value of the Fund may be more adversely affected than other funds by future changes in federal or state income tax laws.

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Sector Concentration Risk: Because the Fund may invest a significant portion of its assets in health care facility bonds, housing authority bonds, and education bonds, the Fund may be more affected by events influencing these sectors than a fund that is more diversified across numerous sectors.

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Nondiversification Risk: The Fund is nondiversified, as is typical of single-state funds. This means that the Fund may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

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Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

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Derivatives Risk: The Fund may incur losses from its investments in options, futures, and options on futures. Investments in such derivative instruments may result in losses exceeding the amounts invested. The Fund may use derivatives for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives can be illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Summary — Sit Minnesota Tax‑Free Income Fund

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Investment Company Risk: To the extent that the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Fund to achieve its investment objective will partially depend upon the ability of the acquired fund to achieve its investment objective.

›	Management Risk: A strategy used by the investment management team may not produce the intended results.

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Temporary Investment Risk: The Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations.

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Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber attacks or other cybersecurity breaches.

HISTORICAL PERFORMANCE
The following tables provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.
The table below compares the Fund’s performance over different time periods to that of a broad-based securities market index and a more narrowly-based index that reflects the market sectors in which the Fund invests (each, an “Index”). The table includes returns both before and after taxes. After‑tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.
The performance information reflects Fund expenses, and assumes that all distributions have been reinvested. Each Index is an unmanaged index, has no expenses, and it is not possible to invest directly in an index. Updated performance information is available at www.sitfunds.com or by calling 800‑332‑5580.
Annual Total Returns for calendar years ended December 31 (Class S)

The Fund’s year‑to‑date return as of 6/30/26 (not annualized) was 3.76%.
Best Quarter: 5.16% (4Q23)
Worst Quarter: ‑7.02% (1Q22)

Summary — Sit Minnesota Tax‑Free Income Fund

Average Annual Total Returns for periods ended December 31, 2025

Sit Minnesota Tax‑Free Income Fund	1 Year	5 Years	10 Years
Class S Return before taxes (inception 12/1/93)	4.63%	0.81%	2.11%
Class S Return after taxes on distributions	4.63%	0.79%	2.10%
Class S Return after taxes on distributions and sale of Fund shares	4.12%	1.27%	2.30%
Bloomberg Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	2.34%
Bloomberg 5‑Year Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	5.03%	1.05%	1.93%

(1)	A broad-based securities market index that represents the overall domestic debt markets.

(2)	A more narrowly-based index that reflects the market sectors in which the Fund invests.
INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Sit Investment Associates, Inc. serves as the Fund’s investment adviser. The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day‑to‑day management of the Fund.
The primary portfolio managers of the Fund are:
Paul J. Jungquist, Senior Vice President and Senior Portfolio Manager, has served as a portfolio manager of the Fund since 2000.
Todd S. Emerson, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since July 2020.
Kevin P. O’Brien, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since July 2020.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for shares of the Fund is $5,000. The minimum subsequent investment is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 534459, Pittsburgh, PA 15253-4459), by phone (1‑800‑332‑5580), or online if your account has online privileges (www.sitfunds.com).
For additional information, please see “Buying and Selling Shares” in the Prospectus.
TAX INFORMATION
The Fund intends to meet certain federal tax requirements so that distributions of tax‑exempt interest income will be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax (except to the extent you have borrowed to finance the purchase of your shares). However, the Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ federal alternative minimum tax. The Fund expects that its distributions will consist primarily of exempt-interest dividends.
Tax‑exempt interest income is not included in net investment income for purposes of the federal net investment tax.
Distributions to shareholders paid from any interest income that is not tax‑exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are generally taxable to you as long-term capital gains, regardless of how long you have held your shares.
The Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Min-nesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the Fund must be derived from interest income on Minnesota municipal securities. A portion of the Fund’s dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from taxable income for purposes of the Minnesota franchise tax imposed on corporations and financial institutions.

Summary — Sit Minnesota Tax‑Free Income Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser) the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Each Fund’s investment objective and its principal investment strategies and risks are described under “Summary Information About The Funds.” This section provides additional information about the Funds’ investments and certain portfolio management techniques the Funds may use, as well as the principal risks that may affect a Fund’s portfolio. The Funds’ investment objectives and certain other investment restrictions designated as fundamental may not be changed without shareholder approval. These policies are described in the Statement of Additional Information. In seeking to achieve their investment objectives, the Funds may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information.
HOW THE FUNDS INVEST
The Funds’ experienced management team bases its investment decisions on its economic and interest rate forecasts; its evaluation of a security’s attributes such as prepayment risk, yield, maturity, and liquidity; and the Funds’ characteristics such as average duration and diversification. Decisions to buy and sell securities are based on the management team’s best judgment to achieve the Funds’ investment objectives.
Sit U.S. Government Securities Fund
The investment objective of the Fund is to seek high current income and safety of principal. The Fund seeks to achieve its objective by investing exclusively in U.S. government securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.
The Fund invests a substantial portion of its assets in pass-through securities. Pass-through securities are formed when mortgages or other debt instruments are pooled together and undivided interests in the pool are sold to investors, such as the Fund. The cash flow from the underlying debt instruments is “passed through” to the holders of the securities in the form of periodic (generally monthly) payments of interest and principal, which may include prepayments.
Pass-through securities in which the Fund invests include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit. In addition, a portion of the Fund’s pass-through security investments may be GNMA manufactured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit.
Other types of U.S. government securities in which the Fund may invest include U.S. Treasury securities, U.S. government agency collateralized mortgage obligations and other U.S. government agency securities.
In selecting securities for the Fund, Fund managers seek securities providing high current income relative to yields currently available in the market. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security’s prepayment risk, yield, maturity, and liquidity.
Fund managers attempt to maintain an average effective duration for the portfolio of approximately 0 to 5 years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. The Adviser currently hedges the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets. The Adviser’s use of hedging may change.

Additional Information about the Funds

The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 15 and 25 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.
Sit Quality Income Fund
The investment objective of the Fund is to seek high current income and safety of principal. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, and mortgage and other asset-backed securities.
The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities. The balance of the Fund’s assets will be invested in investment grade debt securities issued by corporations and municipalities, and mortgage and other asset-backed securities. Investment grade debt securities are rated at the time of purchase within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Adviser. The Fund’s dollar-weighted average portfolio quality is expected to be “A” or better.
The U.S. government securities in which the Fund will invest include direct obligations of the U.S. Treasury and securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises. The Fund will invest in pass-through securities. Pass-through securities include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit.
The Fund may invest in securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid by the Adviser.
In selecting securities for the Fund, the Adviser seeks securities providing relatively high current income. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a security’s credit quality, yield, maturity, liquidity and the security’s sector.
The Adviser attempts to maintain an average effective duration for the portfolio of approximately 0 to 3 years. The Adviser’s duration target within this range is based on its interest rate forecast. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with shorter durations are typically less sensitive to changes in interest rates. The Adviser currently hedges the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets. The Adviser’s use of hedging may change.
The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 5 and 10 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Adviser believes that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.
Sit Tax‑Free Income Fund
The investment objective of the Fund is to seek high current income that is exempt from federal income tax consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. Under normal circumstances, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax‑exempt municipal securities plus the amount of any borrowings for investment purposes. The Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax (“AMT”). Investors subject to AMT treat the Fund’s income subject to AMT as an item of tax preference in computing their alternative minimum taxable income. Municipal securities are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia, and their political subdivisions, agencies, and instrumentalities.
The Fund invests both in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund invests a significant portion of its assets in housing-related securities, such as obligations of municipal housing authorities,

Additional Information about the Funds

which include single family and multi-family mortgage revenue bonds; revenue bonds of health care-related facilities; and revenue bonds of educational institutions, which include higher education institutions, public, private, and charter schools, and student loan-backed bonds.
The Fund primarily invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by the Adviser. Investment-grade securities are rated within the four highest grades by the major rating agencies. However, the Fund may invest up to 30% of its assets in municipal securities rated below investment grade (commonly referred to as junk bonds) or determined to be of comparable quality by the Adviser, but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B‑ by S&P Global Ratings or Fitch Ratings, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in open‑end investment companies (mutual funds) and closed‑end investment companies which invest in the same types of securities in which the Fund may invest directly.
The Fund may invest in debt securities described herein that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid by the Adviser.
In selecting securities for the Fund, the Adviser seeks securities providing high tax‑exempt income. The Adviser’s economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, and liquidity, are all factors considered when making investment decisions.
The Adviser attempts to maintain an average effective duration for the portfolio of approximately 3 to 8 years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. The Adviser currently hedges the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets. The Adviser’s use of hedging may change.
The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 10 and 25 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Adviser believes that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.
Sit Minnesota Tax‑Free Income Fund
The investment objective of the Fund is to seek high current income that is exempt from federal regular income tax and Minnesota regular personal income tax consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. Under normal circumstances, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax‑exempt municipal securities plus the amount of any borrowings for investment purposes. The Fund may invest up to 20% of its assets in securities that generate interest income subject to both Minnesota and federal alternative minimum tax (“AMT”). Investors subject to AMT treat the Fund’s income subject to AMT as an item of tax preference in computing their alternative minimum taxable income.
The Fund substantially invests in municipal securities issued by the state of Minnesota and its political subdivisions. The Fund invests in both general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality, and in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source. The Fund invests a significant portion of its assets in housing-related securities, such as obligations of municipal housing authorities which include single family and multi-family mortgage revenue bonds; revenue bonds of health care-related facilities; and revenue bonds of educational institutions, which include higher education institutions, public, private, and charter schools, and student loan-backed bonds.
The Fund primarily invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by the Adviser. Investment-grade securities are rated within the four highest grades by the major rating agencies. However, the Fund may invest up to 30% of its assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) or determined to be of comparable quality by the Adviser, but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B‑ by S&P Global Ratings or Fitch Ratings or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in open‑end investment companies (mutual funds) and closed‑end investment companies which invest in the same types of securities in which the Fund may invest directly.

Additional Information about the Funds

In selecting securities for the Fund, the Adviser seeks securities providing high current tax‑exempt income. In making purchase and sales decisions for the Fund, the Adviser considers their economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, and liquidity.
The Adviser attempts to maintain an average effective duration for the portfolio of approximately 3 to 8 years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. The Adviser currently hedges the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets. The Adviser’s use of hedging may change.
The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 10 and 20 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Adviser believes that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.
MORE ON THE FUNDS’ RISKS
All investments carry some degree of risk which will affect the value of a Fund’s investments, investment performance and price of its shares. It is possible to lose money by investing in the Funds. The risks are presented alphabetically, and the order of the risks does not indicate the significance of any particular risk factor.
Risks That Apply To Each Fund:

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Credit Risk: The issuer of a debt security or a guarantor of a security held by a Fund or counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to the payment of interest and return of principal. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value and could affect the bond’s liquidity and make it more difficult for a Fund to sell. When a Fund purchases unrated securities, it will depend on the Adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or S&P Global Ratings. There is always the risk that the Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions.

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Cybersecurity Risk: A Fund may be subject to operational and informational security risks resulting from breaches in cybersecurity. A cybersecurity breach may include, for example, intentional and unintentional events that cause unauthorized access to systems, networks, or devices and the sensitive information contained therein; suffer data corruption; or lose operational functionality. Cybersecurity breaches by the Funds’ affiliates or service providers may cause disruptions and impact the business operations, potentially resulting in financial losses to both a Fund and its shareholders, the inability of Fund shareholders to transact business, inability to calculate a Fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reimbursement or other compensation costs, and/or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. There are inherent limitations to controls and systems designed to prevent or reduce the impact of such cybersecurity risks, including the possibility that certain risks have not been identified, as well as the development of new threats. Cybersecurity risks have significantly increased in recent years, and the Funds could suffer such losses in the future. Issuers of securities in which a Fund invests are also exposed to such cybersecurity risks which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value and may result in financial loss for a Fund.

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Derivatives Risk: A Fund may incur losses from its investments in options, futures, and other derivative instruments. Investments in derivative instruments may result in losses exceeding the amounts invested. A Fund may use derivatives for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives can be illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Additional Information about the Funds

The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. A relatively small price movement in a futures contract may result in substantial losses for the Fund. Exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Rule 18f‑4 under the Investment Company Act of 1940, as amended (the “1940 Act”) eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act and permits a Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of senior securities contained in Section 18 of the Investment Company Act, provided that the Fund complies with certain conditions. Rule 18f‑4 prescribes specific value‑at‑risk leverage limits for certain derivatives users. In addition, Rule 18f‑4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements with respect to derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f‑4, it is not subject to the full requirements of Rule 18f‑4. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f‑4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f‑4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f‑4.

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Income Risk: Income received from a Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in that Fund are reinvested in lower-yielding securities.

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Interest Rate Risk: An increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income. The Funds may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Funds.

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Investment Company Risk: To the extent that the Funds invest in shares of another investment company, they will indirectly absorb their pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Funds’ return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Funds to achieve their investment objectives will partially depend upon the ability of the acquired fund to achieve its investment objective. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1‑4 under the 1940 Act, a Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1‑4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

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Liquidity Risk: The reduction in market making capacity and other market events has the potential to decrease liquidity and increase price volatility in the fixed income markets in which a Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

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Management Risk: A Fund’s performance will reflect in part the Adviser’s ability to implement its investment strategy and make investment decisions which are suited to achieving a Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. A Fund could underperform its benchmark or other mutual funds with similar investment objectives.

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Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, public health, regulatory, market, economic or social developments affecting the market(s) generally. The U.S. market has experienced significant volatility in recent months and years. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness, epidemics or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

Additional Information about the Funds

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal, state and local levels.

Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, the U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.

Recently, various countries have seen significant conflicts that may have an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war, other armed conflict, or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect a Fund’s investments.

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SOFR Risk: The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from London Interbank Offered Rate (“LIBOR”). LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

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Temporary Investment Risk: A Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The investment management team may, however, choose not to make such temporary investments even in very volatile or adverse conditions. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations. A Fund also may miss investment opportunities and have a lower total return during these periods.

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Valuation Risk: The Funds may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Funds’ procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

Additional Information about the Funds

Risks that Apply Primarily to Sit U.S. Government Securities and Sit Quality Income Funds:

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Mortgage-Backed Securities Risk: Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (e.g. securities guaranteed by the Government National Mortgage Association (GNMA)) or by its agencies, authorities, enterprises or instrumentalities (e.g. securities guaranteed by the Federal National Mortgage Association (FNMA)) or the Federal Home Loan Mortgage Corporation (FHLMC) which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non‑governmental issuers may be supported by various credit enhancements such as private insurance and may entail greater risk than obligations guaranteed by the U.S. Government. The value of a Fund’s mortgage-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Mortgage-backed securities are subject to prepayment risk, and the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

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Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund’s value to rising interest rates.

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Reinvestment Risk: Income from the Funds’ debt securities portfolios will decline if and when the Funds invest the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

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U.S. Government Securities Risk: U.S. Government agency securities in which a Fund may invest include securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA are backed by the full faith and credit of the U.S. Government. Securities issued by FNMA and FHLMC are supported by the right to borrow directly from the U.S. Treasury. Other U.S. Government securities are supported only by the credit of the issuer or instrumentality. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law. Securities purchased by a Fund issued by FNMA and FHLMC are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States.

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Securities Backed by the U.S. Government Risk: U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Risks That Apply Primarily To Sit Quality Income Fund:

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Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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Asset-Backed Securities Risk: Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. Asset-backed securities can have a fixed or an adjustable rate. The value of the Fund’s asset-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Most asset-backed securities are subject to prepayment risk and the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

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Political, Economic and Tax Risk: The value of, the income generated by, and the ability of the Fund to sell a municipal security may be affected by constitutional amendment, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economies of the regions in which the issuers in which the Fund’s investments are located. Municipal securities backed by current or anticipated revenues from a specific project or asset, such as revenue bonds, can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax

Additional Information about the Funds

exemption. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. To the extent that a municipal security in which the Fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

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Rule 144A Securities Risk: The Fund may invest in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Risks That Apply Primarily To Sit Tax‑Free Income and Sit Minnesota Tax‑Free Income Funds:

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Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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High-Yield Risk: The Tax‑Free Income Fund and the Minnesota Tax‑Free Income Fund may invest up to 30% of their assets in municipal securities rated below investment-grade, or if nonrated, determined to be of comparable quality by the Adviser. Debt securities rated below investment-grade are commonly known as junk bonds. Junk bonds are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. In addition, there may be less of a market for these securities, which could make it harder to sell them at an acceptable price. These and related risks mean that a Fund may not achieve the expected return from non‑investment grade debt securities and that its share price may be adversely affected by declines in the value of these securities.

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Political, Economic and Tax Risk: The value of, the income generated by, and the ability of the Funds to sell a municipal security may be affected by constitutional amendment, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economies of the regions in which the issuers in which the Funds’ investments are located. Municipal securities backed by current or anticipated revenues from a specific project or asset, such as revenue bonds, can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. To the extent that a municipal security in which the Funds invest is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

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Revenue Bond Risk: The revenue bonds in which the Funds invest may entail greater credit risk than the Funds’ investments in general obligation bonds because such bonds are generally not backed by the taxing power of the issuing municipality. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

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Rule 144A Securities Risk: The Funds may invest in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid in accordance with procedures adopted by the Funds’ Board of Directors. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, a Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them. A Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Additional Information about the Funds

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Sector Concentration - Education Bond Risk: Because the Funds may invest a significant portion of their assets in education bonds, the Funds may be more affected by events influencing the education sector than a fund that is more diversified across numerous sectors. An issuer’s gross receipts and net income available for debt service on an education bond may be affected by future events and conditions including, among other things, fluctuations in interest rates, construction costs, operating costs, student enrollment, state government funding and uncertainty of continued federal government funding programs, donations, and government regulation.

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Sector Concentration - Health Care Facility Revenue Obligations Risk: Because the Funds may invest a significant portion of their assets in health care facility bonds, the Funds may be more affected by events influencing the health care sector than a fund that is more diversified across numerous sectors. A health care facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, efforts by insurers and governmental agencies to limit rates, legislation and changes in Medicare, Medicaid and other similar third-party payor programs.

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Sector Concentration - Housing Authority Bonds Risk: Because the Funds may invest a significant portion of their assets in housing authority bonds, the Funds may be more affected by events influencing the housing sector than a fund that is more diversified across numerous sectors. A housing authority’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, economic developments such as fluctuations in interest rates, construction costs and operating costs; and changes in federal housing subsidy programs. A housing authority’s inability to obtain additional financing could also reduce revenues available to pay existing obligations.

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Sector Concentration - Transportation Bonds Risk: Because the Funds may invest a significant portion of their assets in transportation bonds, the Funds may be more affected by events influencing the transportation sector than a fund that is more diversified across numerous sectors. Many transportation bonds are payable solely from the revenues generated by the specific project financed (such as tolls, fares, landing fees, or parking charges) rather than from the general taxing power of the issuing municipality. A decline in usage, ridership, or traffic - whether due to economic downturn, fare or toll increases, competition from alternative routes or modes of transportation, fuel prices, or changes in commuting and travel patterns - may reduce the revenues available to pay principal and interest, increasing the risk of default or credit deterioration.

Risks That Apply Primarily to Sit Minnesota Tax‑Free Income Fund:

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Minnesota State Specific Risk: The Fund substantially invests in municipal securities issued by the state of Minnesota and its political subdivisions. The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Historically, the structure of the State’s economy generally has paralleled the structure of the United States economy as a whole. The ability of Minnesota or its municipalities to meet their obligations depends on the availability of tax and other revenues, the economic, political and demographic conditions within the state, ecological or environmental concerns, and the underlying fiscal condition of the state, its counties and its municipalities. In recent years, the State addressed recurring projected budget deficits by substantially reducing or deferring projected spending, including aid to local government and higher education, transferring funds from other accounts, increasing revenues, eliminating its budget reserve, and substantially reducing its cash flow account.

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Nondiversification Risk: The Fund is nondiversified, as is typical of single-state funds. This means that the Fund may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

TEMPORARY DEFENSIVE INVESTING

For temporary defensive purposes in periods of unusual market conditions, each Fund may invest up to 100% of its total assets in cash or short-term debt securities including certificates of deposit, bankers’ acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper and repurchase agreements. In addition, Tax‑Free Income Fund and Minnesota Tax‑Free Income Fund may invest all of their assets in taxable obligations under these conditions. Investing in these temporary investments may reduce a Fund’s yield and prevent it from achieving its investment objective. Further, because Minnesota requires 95% of the Minnesota Tax‑Free Income Fund’s dividends to be derived from Minnesota government obligations, such measures may preclude shareholders from recognizing the Minnesota Tax‑Free Income Fund’s intended state tax benefits, even with respect to tax‑exempt investments that the Minnesota Tax‑Free Income Fund holds.

Additional Information about the Funds

METHODS TO FUND REDEMPTION REQUESTS
The Funds typically expect to meet redemption requests using the Funds’ cash reserves and by selling portfolio assets. The Funds regularly use such methods. In the event a Fund sells portfolio securities to meet redemption requests, the securities may be sold at unfavorable prices due to market conditions. The Funds may also meet redemption requests using other methods including redemptions in‑kind, and during stressed market conditions, the Funds may meet redemption requests using their ability to borrow funds temporarily in emergency or extraordinary situations. Effective November 30, 2021, as renewed and amended November 25, 2025, the Funds, together with the 10 equity Sit Mutual Funds managed by the Adviser, are borrowers in a $20 million credit facility (“Credit Facility”) maturing Novermber 24, 2026. The Credit Facility provides a source of funds to the Funds for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Under the terms of the Credit Facility, each Fund pays interest charged on any borrowings made by the Fund. In the event that a Fund does redeem shares in‑kind, shareholders will likely have to pay brokerage commissions to sell the securities or other assets delivered to them as well as any taxes on any capital gains incurred upon sale, and the securities or other assets distributed to shareholders will continue to be subject to market risk until they are sold. The procedures utilized by a Fund to determine the securities or other assets distributed to redeeming shareholders will generally be based on a rounded pro rata distribution of the Fund’s securities. As of the date of this Prospectus, the Funds have never borrowed funds to meet redemption requests nor have they ever redeemed shares in‑kind.
PORTFOLIO TURNOVER
The Funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. However, except for the Sit Quality Income Fund, each Fund’s portfolio turnover rate has historically been less than 100%. The “Financial Highlights” section of this Prospectus shows each Fund’s historical portfolio turnover rate. A high portfolio turnover rate generally will result in greater brokerage commission expenses borne by a Fund which may decrease the Fund’s yield. A high portfolio turnover rate may result in higher amounts of realized capital gain, including short-term capital gain, subject to the payment of taxes by shareholders.
PORTFOLIO HOLDINGS DISCLOSURE
Each Funds’ portfolio holdings are included in that Fund’s annual and semi-annual financial reports that are distributed to shareholders of record. Additionally, a complete portfolio holdings report is filed quarterly with the SEC and is available on the SEC website at www.sec.gov or upon request from an Investor Service Representative. A complete description of the Funds’ portfolio holdings disclosure policies is available in the Funds’ Statement of Additional Information.
DURATION
Duration measures how much the value of a security is expected to change with a given change in interest rates. Effective duration is one means used to measure interest rate risk. The longer a security’s effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 3 years would decrease by 3%, with all other factors being constant. The Adviser uses several methods to compute duration estimates appropriate for particular securities held in the Funds’ portfolios. Duration estimates are based on assumptions by the Adviser and subject to a number of limitations. Duration is most useful when interest rate changes are small and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.
SECURITIES RATINGS
When debt securities are rated by one or more independent rating agencies, the Adviser uses these ratings to determine bond quality. Investment-grade debt securities are those that are rated within the four highest rating categories, which are AAA, AA, A, and BBB by S&P Global Ratings and Fitch Ratings, and Aaa, Aa, A and Baa by Moody’s Investor Services. In the event that two or more rating agencies rate a debt security in different rating categories, the Adviser uses the lower rating to determine bond quality. If a debt security’s credit quality rating is downgraded after a Fund’s purchase, the Adviser will consider whether any action, such as selling the security, is warranted.

MANAGEMENT OF THE FUNDS
INVESTMENT ADVISER AND ADMINISTRATOR
Subject to the authority of the boards of directors of the Funds (each a “Board” and collectively, the “Boards”), Sit Investment Associates, Inc. (“Sit Investment” or the “Adviser”) serves as the Funds’ investment adviser and administrator pursuant to the terms of Investment Management Agreements and Supervision and Administration Agreements between the Funds and the Adviser.
Sit Investment is located at 3300 IDS Center, 80 S. Eighth Street, Minneapolis, Minnesota 55402. Sit Investment was founded in 1981 and provides investment management services for both public and private clients. As of June 30, 2026, Sit Investment had approximately $19.8 billion in assets under management, including approximately $2.0 billion for the 14 Sit Mutual Funds.
Each Fund pays Sit Investment a management fee which is essentially an all‑in fee that includes both the advisory fee for providing investment advisory services and a supervisory and administrative fee for providing supervisory and administrative services the Funds require. Sit Investment is required to bear all of the Funds’ expenses except interest, brokerage commissions, portfolio transaction charges including acquired fund fees and expenses and certain extraordinary expenses as determined by the Boards. Sit Investment generally earns a profit on the management fees paid by the Funds, and pursuant to the terms of the Investment Management Agreements and Supervision and Administration Agreements, Sit Investment, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.
A discussion regarding the basis of the Boards’ approval of the Investment Management Agreements is available in the Funds’ Form N‑CSR dated March 31, 2026. Each Fund pays the Adviser a monthly fee for its services at the following annual rates (stated as a percentage of the average daily net assets):

Fund	Management Fees	Supervisory and Administrative Fees	Total Contractual Management Fees	Fees Waived(1)	Actual Total Management Fees After Applicable Fee Waiver(2)
U.S. Government Securities Fund - Class S	0.20%	0.60%	0.80%	—	0.80%
U.S. Government Securities Fund - Class Y	0.20%	0.35%	0.55%	—	0.55%
Quality Income Fund - Class S	0.30%	0.60%	0.90%	0.10%	0.80%
Quality Income Fund - Class Y	0.30%	0.35%	0.65%	0.10%	0.55%
Tax‑Free Income Fund - Class S	0.20%	0.60%	0.80%	—	0.80%
Tax‑Free Income Fund - Class Y	0.20%	0.35%	0.55%	—	0.55%
Minnesota Tax‑Free Income Fund - Class S	0.20%	0.60%	0.80%	—	0.80%

(1)
The Adviser waived a portion of the management fee of Sit Quality Income Fund (the “Fund”) through July 31, 2026 so that the management fee of Class S shares and Class Y shares of the Fund are 0.80% and 0.55%, respectively. Effective August 1, 2026, the Fund’s Board of Directors approved a reduction to the Fund’s contractual management fee by the amount of the exisiting fee waiver and the elimination of the fee waiver, such that the Fund’s total management fee remained unchanged.

(2)
The Actual Total Managment Fee After Applicable Fee Waiver may not equal the Total Annual Fund Operating Expenses in the Table of Fees and Expenses found in each Fund’s Summary Information Section because such table includes Acquired Fund Fees and Expenses, if any. Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in shares of investment companies, if any.

Management of the Funds

PORTFOLIO MANAGEMENT
The Funds’ investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day‑today management of the Funds. The portfolio management team is led by Bryce A. Doty, Senior Vice President and Senior Portfolio Manager, and Paul J. Jungquist, Senior Vice President and Senior Portfolio Manager. Roger J. Sit, Chairman, President, CEO, and Global Chief Investment Officer of the Adviser establishes and oversees Fund policy and investment management strategies.
The following table lists the individual team members that are primarily responsible for managing each Fund’s investments.

Experience with:
• Management Team
Portfolio Manager		• Adviser
Title	Role on Management Team	• Industry		Past 5 Years Business Experience
U.S. Government Securities Fund

Bryce A. Doty	Senior Portfolio Manager	30 yrs	7 m	Senior Vice President and Senior Portfolio
Senior Vice President, Senior Portfolio		30 yrs	8 m	Manager of Sit Fixed Income Advisors II, LLC.
Manager		36 yrs	2 m

Mark H. Book	Portfolio Manager	23 yrs	9 m	Vice President and Portfolio Manager of Sit
Vice President and Portfolio Manager		25 yrs	11 m	Fixed Income Advisors II, LLC.
		39 yrs	9 m

Christopher M. Rasmussen	Portfolio Manager	1 yrs	0 m	Vice President and Portfolio Manager of Sit
Vice President and Portfolio Manager		26 yrs	1 m	Fixed Income Advisors II, LLC.
		26 yrs	1 m

Andrew J. Tich	Portfolio Manager	1 yrs	0 m	Vice President - Investment Research of Sit
Vice President and Portfolio Manager		20 yrs	1 m	Fixed Income Advisors II, LLC.
		18 yrs	11 m
Quality Income Fund

Bryce A. Doty	Senior Portfolio Manager	13 yrs	7 m	See above.
Senior Vice President, Senior Portfolio		30 yrs	8 m
Manager		36 yrs	2 m

Mark H. Book	Portfolio Manager	13 yrs	7 m	See above.
Vice President and Portfolio Manager		25 yrs	11 m
		39 yrs	9 m

Christopher M. Rasmussen	Portfolio Manager	13 yrs	7 m	See above.
Vice President and Portfolio Manager		26 yrs	1 m
		26 yrs	1 m

Andrew J. Tich	Portfolio Manager	1 yrs	0 m	See above.
Vice President and Portfolio Manager		20 yrs	1 m
		18 yrs	11 m
Tax‑Free Income Fund

Paul J. Jungquist	Senior Portfolio Manager	25 yrs	9 m	Senior Vice President and Senior Portfolio
Senior Vice President, Senior Portfolio		32 yrs	6 m	Manager of Sit Fixed Income Advisors II, LLC.
Manager		32 yrs	6 m

Todd S. Emerson	Portfolio Manager	8 yrs	0 m	Vice President and Portfolio Manager of Sit
Vice President and Portfolio Manager		20 yrs	0 m	Fixed Income Advisors II, LLC.
		31 yrs	8 m

Kevin P. O’Brien	Portfolio Manager	8 yrs	0 m	Vice President and Portfolio Manager of Sit
Vice President and Portfolio Manager		28 yrs	9 m	Fixed Income Advisors II, LLC.
		23 yrs	7 m

Management of the Funds

Experience with:
• Management Team
Portfolio Manager		• Adviser
Title	Role on Management Team	• Industry		Past 5 Years Business Experience
Minnesota Tax‑Free Income Fund

Paul J. Jungquist	Senior Portfolio Manager	27 yrs	9 m	See above.
Senior Vice President, Senior Portfolio		32 yrs	6 m
Manager		32 yrs	6 m

Todd S. Emerson	Portfolio Manager	8 yrs	0 m	See above.
Vice President and Portfolio Manager		20 yrs	0 m
		31 yrs	8 m

Kevin P. O’Brien	Portfolio Manager	8 yrs	0 m	See above.
Vice President and Portfolio Manager		28 yrs	9 m
		23 yrs	7 m

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds, if any.

BUYING AND SELLING SHARES
BUYING SHARES

To Open an Account
Minimum
Investment	Invest by Check		Invest by Wire		Invest Online
Class S shares - $5,000 per Fund Class Y shares - $1 million per Fund	Mail a completed account application with a check via regular mail or overnight delivery:		Mail a completed account application with a request for a new account number to:		You cannot open an account and
	Regular Mail	Overnight Delivery	Regular Mail		make an initial
	Sit Mutual Funds	Sit Mutual Funds	Sit Mutual Funds		purchase online.
	P. O. Box 534459	Attn: 534459	P. O. Box 534459
	Pittsburgh, PA 15253-4459	1350 Penn Avenue, Suite 112 Pittsburgh, PA 15222	Pittsburgh, PA 15253-4459
	Mail your investment check, made payable to Sit Mutual Funds, along with your application.		A representative will contact you with the new account number, or call us at 1‑800‑332‑5580. Instruct your bank to send a separate wire for each Fund that you invest in and wire to:
	Certain checks and other instruments are not		Bank of New York Mellon
	accepted without prior approval such as:		ABA#:	011001234
	• third party checks	• money orders	Credit:	0000733571
	• starter checks	• credit card checks		BNY Mellon Investment Servicing as Agent for Sit Mutual Funds
	Prospectuses and account applications may be viewed and printed from our website, www.sitfunds.com		Further Credit: Account Name New Sit Fund / Account Number
Bank Address (required by some financial institutions) Bank of New York Mellon 135 Santilli Highway Everett, MA 02149

Sit Mutual Funds does not charge a fee for incoming wires.
Your bank may charge a fee for sending a wire.

•	Shares may be purchased on any day the NYSE is open with a minimum initial investment of $5,000 per Fund for Class S shares and $1 million per Fund for Class Y shares.
•	IRA accounts (Traditional, Roth and SEP) require a minimum initial investment of $2,000 per Fund for Class S shares and $1 million per Fund for Class Y shares.

To Add to an Account
Minimum
Investment	Invest by Check		Invest by Wire or ACH	Invest Online
$100	Mail a completed investment slip for a particular fund (which you received in your account statement) or a letter of instruction with a check:
Invest by Wire. Instruct your bank to wire your additional investment to us using the wire instructions provided above in “Invest by Wire.”

Send a separate wire for each Fund you invest in.

Invest by ACH. Call us at 1‑800‑332‑5580 to request that a purchase be made electronically from your bank account. The shares purchased will be priced on the next business day following your telephone request made prior to the close of the NYSE.

Before investing by wire or ACH, you must have provded your banking authoriztion information on your initial account application or on a Change of Account Options Form.

You may purchase additional shares of a Sit Fund or invest in a new Sit Fund online. Visit www.sitfunds.com to access your account.

You must have provded your banking authoriztion information on your initial account application or on a Change of Account Options Form.

	Regular Mail	Overnight Delivery
	Sit Mutual Funds	Sit Mutual Funds
	P. O. Box 534459	Attn: 534459
	Pittsburgh, PA 15253-4459	1350 Penn Avenue, Suite 112 Pittsburgh, PA 15222

A letter of instruction must include your account number, the name(s) of the registered owner(s) and the Fund(s) that you want to purchase.

Certain checks and other instruments are not accepted without prior approval such as:

	• third party checks	• money orders
	• starter checks	• credit card checks

•	Additional investments in any account must be at least $100.
•
You may set up an Automatic Investment Plan on your initial account application or on a Change of Account Options form. The Plan will invest in the selected Fund electronically from your bank account (via ACH) on any day the Funds are open.

Buying and Selling Shares

SELLING SHARES

To Sell Shares
Sell by Mail	Sell by Telephone	Sell Online
Mail a written request that includes:
•
account number
•
names and signatures of all registered owners exactly as they appear on the account
•
name of Fund and number of shares or dollar amount you want to sell
•
supporting legal documents, if required
•
method of payment (check, wire transfer, or ACH)
•
For IRA accounts, include a signed IRA Distribution Form

Call us at 1‑800‑332‑5580 and request a sale of shares.

To sell shares by telephone, you must have
telephone redemption privileges. If you do not,
we can provide a Change of Account Options
Form, or for IRA accounts, an IRA Redemption
Privileges Form.

You may sell shares of a
Sit Fund online, up to certain limits. Visit www.sitfunds.com to access your account.

To sell shares online, you must have online redemption privileges. If you do not, we can provide a Change of Account Options Form, or for IRA accounts, an IRA Redemption Privileges Form.

•
Payment of Proceeds: Your sale proceeds will be paid as soon as possible, generally not later than 7 days after the Funds’ receipt of your request to sell. However, if you purchased shares with nonguaranteed funds, such as a personal check, and you sell shares, your sale proceeds payment will be delayed until your check clears, which may take 15 days. You may receive proceeds from the sales of your shares in one of three ways:

•	By Mail: The check will be mailed to your address of record generally within 7 days after receipt of your request.
•
By Wire: The bank account authorized by you on your account application will be credited generally within 1 to 2 business days after receipt of your request. The Funds’ bank charges a wire fee (currently $8) which will be deducted from the balance of your account or from the amount being wired if your account has been completely redeemed. The recipient bank may also charge an incoming wire fee.

•	By ACH: The bank account authorized by you on your account application will be credited generally within 2 to 3 business days after receipt of your request.
•
Identification Verification: For those requests that payments are (1) paid to anyone other than the registered account owners, (2) paid by check and mailed to an address other than the address of record as established on your account application, or (3) paid by wire or by ACH to a bank different than the bank authorized by you on your account application, you are required to provide a medallion signature guarantee(s) or other identification method as approved by the Funds.

•
Medallion Signature Guarantee: A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transactions. A medallion signature guarantee may be obtained from a bank, brokerage firm, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association.

•
Supporting Legal Documents: Under certain circumstances, sales of shares may require additional legal documentation, such as sales by estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

•
You may set up an Automatic Withdrawal Plan (minimum $100) on your initial account application or on a Change of Account Options Form. The Plan will sell shares of the selected Fund and send the proceeds by check or by ACH.

•	Please see the section entitled “Early Redemption Fee” below for more information regarding fees that may apply to the sale of certain Fund’s shares that are held for less than 30 days.
EXCHANGING SHARES

To Exchange Shares

Exchange by Mail		Exchange by Telephone	Exchange Online
You may sell shares of one Sit Fund and purchase shares of another Sit Fund by mailing a letter of instruction signed by all registered owners of the account:
You may sell shares of one Sit Fund, up to certain limits, and purchase shares of another Sit Fund by calling us at 1‑800‑332‑5580. If you call after business hours, you will need your Personal Identification Number to use the automatic tele- phone system.
You may sell shares of one Sit Fund, up to certain limits, and purchase shares of another Sit Fund online. Visit www.sitfunds.com to access your account.
Regular Mail Sit Mutual Funds P. O. Box 534459 Pittsburgh, PA 15253-4459	Overnight Delivery Sit Mutual Funds Attn: 534459 1350 Penn Avenue, Suite 112 Pittsburgh, PA 15222
A letter of instruction must include your account number, the name(s) and the number of shares or dollar amount of the Fund(s) you want to sell and the name(s) of the Fund(s) you want to purchase.

●	There is no transaction fee to sell shares of one or more Sit Funds and use the proceeds to buy shares of another Sit Fund.
●	Before making an exchange, please read the Prospectus and consider the investment objective of the Fund you are purchasing.
●	An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.
●
You may set up an Automatic Exchange Plan on your initial account application or on a Change of Account Options Form. The Plan will sell shares of one Sit Fund and invest in another Sit Fund on any day the Funds are open.

ACCOUNT INFORMATION
PRICING OF FUNDS’ SHARES
Your price for purchasing, selling, or exchanging shares is based on the Fund’s net asset value (NAV) per share, which is calculated as of the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central time) every day the exchange is open. The NAV per share of the Funds will fluctuate. A Fund’s NAV per share is calculated by adding the total value of the Fund’s investments and other assets (including accrued income), subtracting its liabilities, and dividing by the number of outstanding shares of the Fund.
Pursuant to Rule 2a‑5 under the 1940 Act, the Boards have adopted procedures for valuing the Funds’ investments and have designated the Adviser as each Fund’s “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a‑5. Pursuant to the procedures, security valuations for a Fund’s investments are furnished by one or more independent pricing services that have been approved by the Boards. In certain situations, the Adviser may use the fair value of a security if prices are unavailable or are deemed unreliable. The Adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale; an event occurs after the close of a securities market (usually a foreign market) and before a Fund values its assets that would materially affect net asset value; and debt securities that have gone into default and for which there is no current market value quotation.
A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other mutual funds using their own fair valuation procedures. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be different than the value that could be realized upon the sale of that security.
Short-term debt securities of sufficient credit quality maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consistently adjusts the cost value by amortizing/accreting any discount or premium paid until the security’s maturity without regard to fluctuating interest rates.
WHEN ORDERS ARE EFFECTIVE
Purchase, exchange, and sale orders are received and may be accepted only on days the New York Stock Exchange (“NYSE”) is open. The customary national business holidays observed by the NYSE are: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. Purchase, exchange, and sale orders received in good order by the Funds’ transfer agent at its Pittsburgh office (Attn: 534459, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15222) prior to the close of the NYSE (generally 3:00 p.m. Central time) are processed at the net asset value per share calculated for that business day, except purchases made to an existing account via Automated Clearing House, “ACH,” electronic transfer of funds. ACH purchases are invested at the net asset value per share on the next business day (or, if the next business day is a bank holiday, then two business days) after your telephone call to the Funds if you call the Funds prior to the close of the NYSE. Your bank account will be debited within 1 to 2 business days.
If your purchase, exchange, or sale order is received after the close of the NYSE, the purchase, exchange or sale will be made at the net asset value calculated on the next day the NYSE is open.

Account Information

INVESTING THROUGH FINANCIAL INTERMEDIARIES
There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.
The Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. A Fund will be deemed to have received an order when the order is received by the authorized intermediary in good form, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Funds (or their transfer agent) within agreed upon time periods. Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges. A financial intermediary may aggregate the amount invested in a Fund by their clients in order to meet the Fund’s minimum investment requirement. If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
CLASS S AND CLASS Y SHARES
The U.S. Government Securities Fund, Quality Income Fund and Tax‑Free Income Fund offer shares in two classes: Class S shares and Class Y shares. Different investment minimums and expenses apply to each share class, and as a result, the investment performance of each will differ. For more information, please refer to the section titled “Buying and Selling Shares” and the “Fees and Expenses of the Fund” subsection within each Fund’s summary information.
Converting Shares:
A conversion between share classes of a Fund is a non‑taxable event.
Self-directed conversions. You may convert Class S shares into Class Y shares of the same Fund at any time if your account balance in the Fund is at least $1,000,000. You may call an Investor Service Representative or mail a request to the Funds.
Automatic Conversions. Each of the Funds conducts periodic reviews of account balances and may convert an eligible investor’s Class S shares into Class Y shares of the Fund. The Fund will notify the investor in writing before any automatic conversion into Class Y shares. You may instruct the Fund if you do not want to convert to the lower-cost Class Y shares. If an investor no longer meets the requirements for Class Y shares, the Fund may convert the investor’s Class Y shares into Class S shares. A decline in the investor’s account balance because of redemptions may result in such a conversion. The Fund will notify the investor in writing before any automatic conversion into Class Y shares.
CHECK WRITING
Check writing is available on the Funds at no cost. You may redeem shares by writing checks in amounts of $250 or more. To use this option, you must complete a checkwriting form. You will be provided with free checks and you may order additional checks as needed. The checkwriting privilege is subject to the Funds’ procedures and rules, including the “Conditions of Check Writing” information found on the checkwriting form. The checkwriting privilege may be terminated or suspended, and/or a fee may be imposed for this service at any time without prior notice.
A check that you write will be treated as a sale of shares equal to the amount of the check. You will receive a confirmation of the sale, but your cancelled check will not be returned. You will be entitled to distributions paid on your shares until the check is presented to the Fund for payment.
You cannot liquidate your account using the check writing privilege because your account balance will change each day as a result of dividends and fluctuation of the net asset value per share. If you wish to sell all of your shares, see the “Selling Shares” section.

Account Information

PURCHASE RESTRICTIONS
The Funds may reject or restrict any purchase or exchange order at any time when, in the judgment of management, it is in the best interests of the Funds. For example, see the discussion regarding “Excessive Trading in Fund Shares” below.
EXCESSIVE TRADING IN FUND SHARES
The Funds discourage excessive short-term trading that could be disruptive to the management of a Fund. When large dollar amounts are involved, a Fund may have difficulty implementing investment strategies, because it cannot predict how much cash it will have to invest. Excessive trading also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to satisfy a redemption request, and may increase brokerage expenses. These factors may hurt a Fund’s performance and its shareholders.
The Funds may, in the Funds’ discretion, reject any purchase or exchange order from a shareholder if the Funds determine that the shareholder’s short-term trading activity is excessive. The Funds’ Boards have approved policies and procedures designed to discourage excessive trading in Fund shares. The Funds monitor purchase orders and investigate orders that exceed certain thresholds and attempt to confirm that the investment is not being made for a short-term, otherwise any such trade will be rejected. The Funds have the right to modify the market timing policy at any time without advance notice. The Funds seek to apply market timing policies and procedures uniformly to all shareholders. The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts, however, it should be noted that the ability of the Funds to monitor and limit excessive short-term trading of shareholders investing in a Fund through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts. Despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify market timers or curtail their trading practices.
SMALL ACCOUNT BALANCES / MANDATORY REDEMPTIONS
If your account balance in a Fund falls below $5,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $5,000 within 30 days of the date the notice was mailed, the Fund may redeem your account.
INVESTOR SERVICE FEES
Investor Services Representatives can provide many services to you. You will be charged a fee for some customized services, such as researching historical account statements and mailings via overnight delivery services. A schedule of services with applicable fees, if any, is available upon request.
CUSTOMER IDENTIFICATION PROGRAM
Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens an account with the Funds. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Funds or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

Account Information

DELIVERY OF REGULATORY DOCUMENTS
Summary Prospectuses. The Summary Prospectus is mailed to you via USPS unless you request to receive the Summary Prospectus electronically by enrolling in “e‑delivery.” To enroll in “e‑delivery” please log into your account at www.sitfunds.com or call 800‑332‑5580. You will be notified by email each time a Summary Prospectus is posted to the Sit Mutual Funds website and the email will provide the website address to access the document. You can cancel “e‑delivery” at any time, and the Summary Prospectus will be mailed within 30 days of receiving your request.
Fund Shareholder Reports. As required by regulations adopted by the U.S. Securities and Exchange Commission, the Funds transmit tailored annual and semi-annual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, portfolio holdings, and financial highlights, no longer appear in shareholder reports transmitted to shareholders, but are available online, delivered free of charge upon request, and filed on a semiannual basis on Form N‑CSR.
If you previously elected to receive the Funds’ shareholder reports electronically, you will continue to receive them electronically. Otherwise, the Funds’ shareholder reports are mailed to you via USPS. If you would like to receive the Funds’ shareholder reports and other Fund communications electronically instead of by mail, please log into your account at www.sitfunds.com and enroll in “e‑delivery” or call 800‑332‑5580.
Household Delivery of Summary Prospectuses and Annual and Semi-Annual Reports. To reduce expenses, we may mail only one copy of the Summary Prospectus and one copy of each of the Funds’ shareholder reports to an address shared by two or more accounts. If you wish to receive individual paper copies of these documents, please call 800‑332‑5580, or write to Sit Mutual Funds, Attn: 534459, 500 Ross Street, 154‑0520, Pittsburgh, PA 15262. We will begin sending you individual copies 30 days after receiving your request.
PRIVACY POLICY
The Funds take their shareholders’ personal privacy seriously. In order to provide financial products and services, the Funds may collect nonpublic personal information about their shareholders from the following sources:

›
Information we receive from account documentation, including applications, contracts, and other forms which may include (but is not limited to) information such as a shareholder’s name, address, tax identification number or social security number, assets and income;

›
Information about shareholder transactions and communications with the Funds, their affiliates, agents or others which may include (but is not limited to) account numbers, balances, and transaction requests made through transfer agents, custodians or third party intermediaries.

The Funds do not disclose any nonpublic personal information about their shareholders or former shareholders to anyone outside the Funds’ organization except as necessary in order to provide services to their shareholders as permitted by law. For example, we may disclose nonpublic personal information about a shareholder to a non‑affiliated company assisting the Funds in servicing accounts such as providing transfer agent services. To safeguard their shareholder’s personal information, the Funds insist that their service providers limit access to personal information to authorized employees and agents and maintain appropriate safeguards.
The Funds restrict access to their shareholders’ nonpublic personal information to those employees who need to know that information to provide products or services to their shareholders. The Funds maintain physical, electronic and procedural safeguards that comply with federal standards to guard their shareholders’ nonpublic personal information.
This privacy policy does not apply to a shareholder’s relationship with other financial service providers, such as broker dealers, custodians or other third party intermediaries.

DIVIDENDS AND DISTRIBUTIONS
Dividends from a Fund’s net investment income are paid monthly. Net investment income includes dividends on stocks and interest earned on bonds or other debt securities less operating expenses.
Capital gains, if any, are distributed at least once a year by each Fund. A capital gain occurs if a Fund sells portfolio securities for more than its cost.
If you buy Fund shares just before a capital gain distribution, in effect, you will be “buying the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.
Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. Such requests may be made on the application, Change of Account Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.

TAXES
Some of the tax consequences of investing in the Funds are discussed below. More information about taxes is in the Statement of Additional Information. Except as otherwise noted, the discussion applies to investors who are U.S. citizens or residents. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.
TAXES ON DISTRIBUTIONS
Sit U.S. Government Securities Fund and Sit Quality Income Fund: Each Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested.
Distributions paid from a Fund’s net investment income and net short-term capital gains, if any, are taxable as ordinary income. Distributions paid from a Fund’s net capital gains (the excess of net long-term capital gain over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long you have held your shares.
Each Fund expects that its distributions will consist primarily of ordinary income and will not be treated as “qualifying dividends” that are taxed at the same rates as long-term capital gains.
Sit Tax‑Free Income Fund and Sit Minnesota Tax‑Free Income Fund: Each Fund intends to meet certain federal tax requirements so that distributions attributable to the Fund’s tax‑exempt interest income will be treated as “exempt-interest dividends.” These dividends generally are not included in gross income for federal income tax purposes (except to the extent you have borrowed to finance your investment). However, each Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ federal alternative minimum tax. The Funds expect that their distributions will consist primarily of exempt-interest dividends. Sit Tax‑Free Income Fund’s exempt-interest dividends will generally be subject to state or local income taxes. Tax‑exempt interest income is not included in net investment income for purposes of the federal net investment tax.
Distributions paid from any interest income that is not tax‑exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares.
Sit Minnesota Tax‑Free Income Fund: The Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the Fund must be derived from interest income on Minnesota municipal securities. A portion of the Fund’s dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from taxable income for purposes of the Minnesota franchise tax imposed on corporations and financial institutions, nor will they be excludible from taxable income for state income tax purposes for residents of states other than Minnesota.

Taxes

TAXES ON TRANSACTIONS
A sale of your shares in a Fund is a taxable transaction, on which you will generally recognize a capital gain or loss. If you have held the shares for more than twelve months, the gain or loss will be long-term capital gain or loss. A gain or loss on shares held for twelve months or less will generally constitute short-term capital gain or loss, except that a capital loss on shares held for six months or less will be recharacterized as long-term capital loss to the extent of any capital gain dividends received on the shares during your holding period or, in the case of the Tax Free Income Fund and the Minnesota Tax Free Income Fund, will be disallowed entirely to the extent of any exempt-interest dividends received on the shares during your holding period. Short-term capital gains are generally taxed at the same rates as ordinary income.
TAX‑DEFERRED ACCOUNTS
Taxes on current income can be deferred by investing in Individual Retirement Accounts (IRAs), 401(k), pension, profit sharing, employee benefit, deferred compensation and other qualified retirement plans.
The Funds are available for your tax‑deferred retirement plan with a $2,000 minimum initial investment per Fund and subsequent contributions of at least $100. Such retirement plans must have a qualified plan sponsor or trustee. Tax‑deferred retirement plans include 401(k), profit sharing, and money purchase plans as well as IRA, Roth IRA and SEP‑IRAs. You should contact Sit Mutual Funds for specific plan documentation. IRA accounts with balances under $10,000 will be charged an annual $15 IRA custodial fee. Account balance minimum and custodial fee amount is subject to change with a 30‑day written notice.
The federal tax laws governing these tax‑deferred plans must be complied with to avoid adverse tax consequences. You should consult your tax adviser before investing.
Sit Tax‑Free Income Fund and Sit Minnesota Tax‑Free Income Fund earn income that is exempt from federal regular income tax, and therefore may not be suitable investments for tax‑deferred accounts.

FINANCIAL HIGHLIGHTS
The tables that follow present performance information about the shares of each Fund. This information is intended to help you understand each Fund’s financial performance for the past 5 years. Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Form N‑CSR filing, Item 7, which is available upon request.
Financial Highlights — Sit U. S. Government Securities Fund - Class S

Class S		Year Ended March 31,
	2026	2025	2024	2023	2022

Net Asset Value:
Beginning of period	$10.32	$10.17	$10.35	$10.83	$11.17

Operations:
Net investment income [1]	0.39	0.38	0.33	0.27	0.10
Net realized and unrealized gains (losses) on investments and written options	0.03	0.16	(0.17)	(0.48)	(0.34)

Total from operations	0.42	0.54	0.16	(0.21)	(0.24)

Distributions from:
Net investment income	(0.39)	(0.39)	(0.34)	(0.27)	(0.10)

Net Asset Value
End of period	$10.35	$10.32	$10.17	$10.35	$10.83

Total investment return [2]	4.16%	5.38%	1.64%	(1.89%)	(2.16%)

Net assets at end of period (000’s omitted)	$136,422	$153,834	$182,150	$266,067	$318,439

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.77%	3.74%	3.29%	2.55%	0.90%

Portfolio turnover rate (excluding short-term securities)	12.51%	25.55%	18.08%	56.81%	40.96%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]
Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Financial Highlights

Financial Highlights — Sit U. S. Government Securities Fund - Class Y

Class Y		Year Ended March 31,
	2026	2025	2024	2023	2022

Net Asset Value:
Beginning of period	$10.31	$10.17	$10.35	$10.83	$11.17

Operations:
Net investment income [1]	0.42	0.41	0.36	0.29	0.13
Net realized and unrealized gains (losses) on investments and written options	0.03	0.14	(0.17)	(0.47)	(0.34)

Total from operations	0.45	0.55	0.19	(0.18)	(0.21)

Distributions from:
Net investment income	(0.42)	(0.41)	(0.37)	(0.30)	(0.13)

Net Asset Value
End of period	$10.34	$10.31	$10.17	$10.35	$10.83

Total investment return [2]	4.42%	5.55%	1.91%	(1.67%)	(1.91%)

Net assets at end of period (000’s omitted)	$60,539	$58,276	$65,255	$91,639	$109,305

Ratios: [3]
Expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	4.03%	3.99%	3.54%	2.80%	1.14%

Portfolio turnover rate (excluding short-term securities)	12.51%	25.55%	18.08%	56.81%	40.96%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]
Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Financial Highlights

Financial Highlights — Sit Quality Income Fund - Class S

Class S		Year Ended March 31,
	2026	2025	2024	2023	2022

Net Asset Value:
Beginning of period	$9.58	$9.46	$9.46	$9.98	$10.04

Operations:
Net investment income [1]	0.40	0.40	0.37	0.28	0.15
Net realized and unrealized gains (losses) on investments, written options and futures	0.03	0.12	0.01	(0.33)	(0.05)

Total from operations	0.43	0.52	0.38	(0.05)	0.10

Distributions from:
Net investment income	(0.41)	(0.40)	(0.38)	(0.29)	(0.15)
From net realized gains	—	—	—	(0.18)	(0.01)

Total distributions	(0.41)	(0.40)	(0.38)	(0.47)	(0.16)

Net Asset Value
End of period	$9.60	$9.58	$9.46	$9.46	$9.98

Total investment return [2]	4.51%	5.66%	4.05%	(0.47%)	0.92%

Net assets at end of period (000’s omitted)	$25,953	$22,281	$31,574	$34,440	$135,246

Ratios: [3]
Expenses (without waiver)	0.90%[4]	0.90%[4]	0.90%[4]	0.90%	0.90%
Expenses (with waiver)	0.80%[4]	0.80%[4]	0.80%[4]	0.80%	—
Net investment income (without waiver)	4.12%	4.16%	3.87%	2.76%	1.51%
Net investment income (with waiver)	4.22%	4.26%	3.97%	2.86%	—

Portfolio turnover rate (excluding short-term securities)	48.23%	59.03%	89.98%	109.93%	63.03%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]
Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 0.90% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

Financial Highlights

Financial Highlights — Sit Quality Income Fund - Class Y

Class Y	Year Ended March 31,
	2026	2025	2024	2023 [1]
Net Asset Value:
Beginning of period	$9.59	$9.48	$9.48	$9.97

Operations:
Net investment income [2]	0.43	0.43	0.40	0.32
Net realized and unrealized gains (losses) on investments, written options and futures	0.02	0.11	—	(0.32)

Total from operations	0.45	0.54	0.40	—

Distributions from:
Net investment income	(0.43)	(0.43)	(0.40)	(0.31)
From net realized gains	—	—	—	(0.18)

Total distributions	(0.43)	(0.43)	(0.40)	(0.49)

Net Asset Value
End of period	$9.61	$9.59	$9.48	$9.48

Total investment return [3]	4.77%	5.82%	4.42%	(0.11%)

Net assets at end of period (000’s omitted)	$111,457	$113,285	$101,751	$110,243

Ratios: [4]
Expenses (without waiver)	0.65%[5]	—	—	—
Expenses (with waiver)	0.55%[5]	0.55%	0.55%	0.55%
Net investment income (without waiver)	4.36%	—	—	—
Net investment income (with waiver)	4.46%	4.52%	4.24%	3.28%

Portfolio turnover rate (excluding short-term securities)	48.23%	59.03%	89.98%	109.93%

[1]	The inception date of Class Y shares was March 31, 2022.

[2]	The net investment income per share is based on average shares outstanding for the period.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]
Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 0.65% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

Financial Highlights

Financial Highlights — Sit Tax‑Free Income Fund - Class S

Class S		Year Ended March 31,
	2026	2025	2024	2023	2022

Net Asset Value:
Beginning of period	$8.59	$8.64	$8.54	$9.20	$9.91

Operations:
Net investment income [1]	0.33	0.31	0.30	0.27	0.27
Net realized and unrealized gains (losses) on investments and futures	0.10	(0.05)	0.10	(0.66)	(0.71)

Total from operations	0.43	0.26	0.40	(0.39)	(0.44)

Distributions from:
Net investment income	(0.34)	(0.31)	(0.30)	(0.27)	(0.27)

Net Asset Value
End of period	$8.68	$8.59	$8.64	$8.54	$9.20

Total investment return [2]	5.05%	3.03%	4.88%	(4.17%)	(4.62%)

Net assets at end of period (000’s omitted)	$81,410	$95,858	$100,185	$126,041	$185,151

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.83%	3.61%	3.54%	3.18%	2.68%

Portfolio turnover rate (excluding short-term securities)	27.42%	26.81%	21.77%	15.05%	20.78%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]
Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Financial Highlights

Financial Highlights — Sit Tax‑Free Income Fund - Class Y

Class Y	Year Ended March 31,				Period Ended
	2026	2025	2024	2023	March 31, 2022 [1]

Net Asset Value:
Beginning of period	$8.59	$8.64	$8.54	$9.20	$10.04

Operations:
Net investment income [2]	0.35	0.34	0.32	0.30	0.24
Net realized and unrealized gains (losses) on investments and futures	0.10	(0.06)	0.11	(0.67)	(0.84)

Total from operations	0.45	0.28	0.43	(0.37)	(0.60)

Distributions from:
Net investment income	(0.36)	(0.33)	(0.33)	(0.29)	(0.24)

Net Asset Value
End of period	$8.68	$8.59	$8.64	$8.54	$9.20

Total investment return [3]	5.29%	3.29%	5.13%	(3.93%)	(6.06%)

Net assets at end of period (000’s omitted)	$47,541	$60,168	$63,705	$117,115	$169,263

Ratios: [4]
Expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	4.08%	3.86%	3.79%	3.43%	3.57%

Portfolio turnover rate (excluding short-term securities)	27.42%	26.81%	21.77%	15.05%	20.78%

[1]	The inception date of Class Y shares was June 1, 2021.

[2]	The net investment income per share is based on average shares outstanding for the period.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]
Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Financial Highlights

Financial Highlights — Sit Minnesota Tax‑Free Income Fund - Class S

		Year Ended March 31,
	2026	2025	2024	2023	2022

Net Asset Value:
Beginning of period	$9.29	$9.47	$9.43	$9.94	$10.68

Operations:
Net investment income [1]	0.32	0.30	0.29	0.27	0.27
Net realized and unrealized gains (losses) on investments and futures	0.27	(0.18)	0.04	(0.49)	(0.74)

Total from operations	0.59	0.12	0.33	(0.22)	(0.47)

Distributions from:
Net investment income	(0.32)	(0.30)	(0.29)	(0.27)	(0.27)
From net realized gains	—	—	—	(0.02)	—

Total distributions	(0.32)	(0.30)	(0.29)	(0.29)	(0.27)

Net Asset Value
End of period	$9.56	$9.29	$9.47	$9.43	$9.94

Total investment return [2]	6.52%	1.24%	3.64%	(2.08%)	(4.56%)

Net assets at end of period (000’s omitted)	$383,874	$389,330	$405,984	$466,995	$628,164

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.46%	3.15%	3.15%	2.90%	2.50%

Portfolio turnover rate (excluding short-term securities)	20.06%	10.29%	5.34%	8.50%	20.82%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]
Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

FOR MORE INFORMATION
If you have any questions about the Funds or would like more information, please contact the Funds as noted below. You may obtain a free copy of the Funds’ Statement of Additional Information (“SAI”), annual or semi-annual reports, and Form N‑CSR on the Funds’ website at www.sitfunds.com or by contacting the Funds as noted below.
The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference.
The annual and semi-annual reports contain additional information about the Funds’ investments, costs and performance during its most recent six‑ or 12‑month periods, as applicable.
The Form N‑CSR contains the Funds’ annual and semi-annual financial statements.
ONLINE
www.sitfunds.com or via email at info@sitinvest.com
TELEPHONE
1‑800‑332‑5580
Investor Services Representatives are available Monday through Friday 8:00 to 5:00 p.m. Central Time.
MAIL
Regular Mail: Sit Mutual Funds, P.O. Box 534459, Pittsburgh, PA 15253-4459
Overnight Delivery: Sit Mutual Funds, Attn: 534459, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15262
TO WIRE MONEY FOR A PURCHASE
Contact the Funds at 1‑800‑332‑5580 for wire instructions.
CONTACT THE SEC
You can go to the EDGAR database on the SEC’s web site at www.sec.gov to view these and other documents that Sit Mutual Funds has filed electronically with the SEC.
You can also receive copies of this information for a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
1940 Investment Company Act File Nos.:
Sit U.S. Government Securities Fund, Inc. 811‑04995
Sit Mutual Funds II, Inc. 811‑04033
Bond Stat Pro 8‑1‑2026

STATEMENT OF ADDITIONAL INFORMATION

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

Class S – SNGVX

Class Y – SNGYX

SIT MUTUAL FUNDS II, INC.

comprised of:

SIT TAX-FREE INCOME FUND

Class S – SNTIX

Class Y – SNTYX

SIT MINNESOTA TAX-FREE INCOME FUND

Class S – SMTFX

SIT QUALITY INCOME FUND

Class S – SQIFX

Class Y – SQIYX

3300 IDS Center, 80 S. 8th Street

Minneapolis, Minnesota 55402-4130

612-334-5888

800-332-5580

www.sitfunds.com

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Funds’ Prospectus dated August 1, 2026 (the “Prospectus”). The financial statements of the Funds are incorporated into this Statement of Additional Information by reference to the Funds’ annual financial statements for the fiscal year ended March 31, 2026, as filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR, Item 7 (the “Financial Statements”). Copies of the Funds’ Prospectus and/or Financial Statements may be obtained from the Funds without charge by contacting the Funds by telephone at (612) 334-5888 or (800) 332-5580 or by mail at 3300 IDS Center, 80 S. 8th Street, Minneapolis, Minnesota 55402-4130, by visiting the Funds’ website at www.sitfunds.com, or by visiting the SEC website at www.sec.gov. This Statement of Additional Information is dated August 1, 2026 and is to be used with the Funds’ Prospectus dated August 1, 2026.

1

2

FUND BACKGROUND

Sit Mutual Funds are managed by Sit Investment Associates, Inc. (the “Adviser” or “SIA”). Sit Mutual Funds are comprised of fourteen no-load funds. This Statement of Additional Information contains information pertaining to four bond funds, which are: Sit U.S. Government Securities Fund, Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund, (each a “Fund” and collectively, the “Funds”). Ten stock funds within the Sit Mutual Fund family are described in a separate prospectus and Statement of Additional Information. Each of the Funds (or the corporate issuer of their shares) is organized as a Minnesota corporation. The corporate issuer of the Tax-Free Income Fund, Minnesota Tax-Free Income Fund and Quality Income Fund (Sit Mutual Funds II, Inc.) was incorporated on May 18, 1984. The U.S. Government Securities Fund was incorporated on December 19, 1986.

ADDITIONAL INVESTMENT RESTRICTIONS

The investment objectives and investment strategies of the Funds are set forth in the Prospectus under “Summary Information About the Funds.” Set forth below are the fundamental investment restrictions and policies applicable to the Funds, followed by the non-fundamental investment restrictions and policies. Those restrictions and policies designated as fundamental may not be changed without shareholder approval. Shareholder approval, as defined in the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act of 1940”) means the lesser of the vote of (a) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund. A percentage limitation must be met at the time of investment and a later deviation resulting from a change in values or net assets will not be a violation. Investment restrictions which prohibit the Funds from investing in real estate do not prohibit the Funds from owning real estate acquired in connection with foreclosures or other actions taken with respect to real estate underlying securities held by the Funds.

U.S. Government Securities Fund

The Fund is subject to the following restrictions which are fundamental. The Fund will not:

1.	Purchase securities of any issuer except securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities;
2.	Have any limitation with regard to concentration for the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
3.

Invest in commodities, commodity contracts or interest rate future contracts; or purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

4.	Make loans except by purchasing publicly distributed debt securities such as bonds, debentures and similar obligations;
5.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;
6.	Invest in repurchase agreements;
7.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund’s total net assets;
8.	Underwrite the securities of other issuers;
9.	Invest in securities subject to legal or contractual restrictions on resale or securities which are otherwise illiquid;
10.	Invest in exploration or development for oil, gas or other minerals;
11.	Issue senior securities as defined in the Investment Company Act of 1940; or
12.	Invest in securities other than those issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:

1.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings;
2.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission; or

3.	Invest more than 5% of its net assets in put and call options on debt securities for the purpose of hedging.

3

Quality Income Fund

The Fund is subject to the following restrictions which are fundamental. The Fund will not:

1.

Borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. The Fund has no present intention to borrow money.

2.

Concentrate its investments in a particular industry. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.

4.	Purchase physical commodities or contracts relating to physical commodities.
5.	Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
6.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Fund securities.

The following investment restrictions of the Fund are not fundamental and may be changed by the Fund’s Board of Directors. The Fund will not:

1.	Invest less than 50% of its net assets in securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.
2.	Invest in securities rated below investment grade or of comparable quality as determined by the Adviser.
3.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings.
4.	Invest more than 5% of its net assets in futures and options on debt securities for the purpose of hedging.

Tax-Free Income Fund

The Tax-Free Income Fund is subject to the following restrictions which are fundamental. The Fund will not:

1.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2.	Invest in real estate, although it may invest in securities which are secured by or represent interests in real estate;
3.

Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to index futures contracts, interest rate futures contracts or options on interest rate futures contracts for hedging;

4.	Make loans except by purchase of debt obligations (including repurchase agreements) in which it may invest consistent with its investment policies;
5.	Underwrite securities of other issuers except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
6.	Write put or call options;
7.	Issue senior securities as defined in the Investment Company Act of 1940;
8.	Invest in more than 10% of the outstanding voting securities of any one issuer;
9.	Invest more than 15% of its net assets collectively in all types of illiquid securities;
10.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund’s total net assets,
11.

Invest less than 80% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income exempt from both regular federal income tax and federal alternative minimum tax, during normal market conditions;

12.

Invest more than 20% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income subject to regular federal income tax and federal alternative minimum tax (however, during periods of abnormal market conditions, the Fund may invest 100% of its assets in taxable obligations on a temporary basis for defensive purposes); or

13.	Invest more than 25% of its assets in the securities of issuers in any single industry, except that the Fund may invest without limitation in housing-related securities.

4

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:

1.	Invest in oil, gas or other mineral leases, rights or royalty contracts, although it may invest in securities of companies investing in the foregoing;
2.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;

3.	Invest for the purpose of exercising control or management;
4.	Invest more than 5% of its net assets in foreign securities, provided that the Fund may invest without limitation in tax-exempt securities issued by U.S. territorial possessions;
5.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings;
6.

Invest more than 30% of the Fund’s net assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) at the time of purchase, or determined to be of comparable quality by the Fund’s investment adviser at the time of purchase; or

7.

Invest in securities rated lower than B3 by Moody’s Investors Service, or B- by S&P Global Ratings or Fitch Ratings or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

8.	Invest more than 25% of its assets in the securities of issuers in any single industry, except that the Fund will invest without limitation in housing-related securities.

Minnesota Tax-Free Income Fund

The Fund is subject to the following restrictions which are fundamental. The Fund will not:

1.	Invest in real estate, although it may invest in securities which are secured by or represent interests in real estate;
2.

Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to index futures contracts, interest rate futures contracts or options on interest rate futures contracts for hedging;

3.	Make loans except by purchase of debt obligations (including repurchase agreements) in which it may invest consistent with its investment policies;
4.	Underwrite securities of other issuers except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
5.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund’s total net assets;
6.	Issue senior securities as defined in the Investment Company Act of 1940;
7.	Invest more than 25% of its assets in the securities of issuers in any single industry, except that the Fund may invest without limitation in housing;.
8.

Invest less than 80% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income exempt from regular federal income tax, federal alternative minimum tax, and Minnesota regular personal income tax, during normal market conditions; or

9.

Invest more than 20% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income subject to regular federal income tax, federal alternative minimum tax or Minnesota regular personal income tax (however, during periods of abnormal market conditions, the Fund may invest 100% of its assets in taxable obligations on a temporary basis for defensive purposes).

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:

1.	Purchase on margin or sell short, except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;

3.	Write put options;
4.	Invest more than 5% of its net assets in foreign securities, provided that the Fund may invest without limitation in tax-exempt securities issued by U.S. territorial possessions;

5

5.	Invest more than 15% of its net assets collectively in all types of illiquid securities;
6.	Invest in oil, gas or other mineral leases, rights or royalty contracts, although it may invest in securities of companies investing in the foregoing;
7.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings;
8.

Invest more than 30% of the Fund’s net assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) at the time of purchase or determined to be of comparable quality by the Fund’s investment adviser at the time of purchase; or

9.

Invest in securities rated lower than B3 by Moody’s Investors Service, or B- by S&P Global Ratings or Fitch Ratings or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

ADDITIONAL INVESTMENT POLICIES & RISKS

Set forth below are detailed descriptions of the various types of securities and investment techniques that the Adviser may use in managing the Fund, as well as risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Fund’s prospectus. Where a particular type of security or investment technique is not discussed in the Fund’s prospectus, that security or investment technique is not a principal investment strategy. The Fund may not invest in all of the securities or use all of the techniques described below. Additionally, the Fund may invest in other types of securities and may use other investment techniques in managing the Fund, subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s prospectus and/or Statement of Additional Information, as well as the federal securities laws.

Fixed Income Securities

Bank Obligations

Each Fund may invest in bank obligations for temporary defensive purposes. These include certificates of deposit, including variable rate certificates of deposit, bankers’ acceptances and time deposits. “Bank” includes commercial banks, savings banks and savings and loan associations.

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. The Funds may invest in Eurodollar certificates of deposit subject to the 25% limitation for concentration in any one industry. Eurodollar certificates of deposit are negotiable deposits denominated in U.S. dollars on deposit with foreign branches of U.S. banks which have a specified maturity.

Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals (“coupon dates”), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investors’ money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market.

In addition, banks or dealers frequently sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with a Fund’s purchase of variable rate certifies of deposit, it may enter into formal or informal agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund’s option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates. When a repurchase agreement is entered into, a Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed.

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

6

The Funds may invest in time deposits. Time deposits are deposits held in foreign branches of U.S. banks which have a specified term or maturity. Time deposits are similar to certificates of deposit, except they are not transferable, and are, therefore, illiquid prior to their maturity.

Both domestic banks and foreign branches of domestic banks are subject to extensive, but different, governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing short-term debt conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, also play an important part in the operations of the banking industry.

The bank money market instruments in which the Funds invest may be issued by U.S. commercial banks, foreign branches of U.S. commercial banks, foreign banks and U.S. and foreign branches of foreign banks. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Since the Funds’ portfolios may contain securities of foreign banks and foreign branches of domestic banks, the Funds may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of domestic banks such as political or economic instability, taxes imposed on interest income, government seizure or nationalization of deposits, restrictions on currency movements, limits on interest payments, or other foreign governmental actions that could delay, reduce, or prevent payment of principal or interest..

The Funds only purchase certificates of deposit from savings and loan institutions which are members of the Federal Home Loan Bank and are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Such savings and loan associations are subject to regulation and examination. Unlike most savings accounts, certificates of deposit held by the Funds do not benefit materially from insurance from the Federal Deposit Insurance Corporation. Certificates of deposit of foreign branches of domestic banks are not covered by such insurance and certificates of deposit of domestic banks purchased by the Funds are generally in denominations far in excess of the dollar limitations on insurance coverage.

Commercial Paper and Other Short-Term Corporate Debt Securities

The Funds may, for temporary defensive purposes, purchase short-term corporate debt instruments that consist of commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

Other short-term corporate debt obligations may include fixed interest rate non-convertible corporate debt securities (i.e., bonds and debentures) with no more than 397 days remaining to maturity at date of settlement.

United States Government Obligations

Each Fund may invest in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities issued or guaranteed by the United States include a variety of Treasury securities, which differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

The Prospectus also refers to securities that are issued or guaranteed by agencies of the U.S. government and various instrumentalities which have been established or sponsored by the U.S. government. These obligations may or may not be backed by the “full faith and credit” of the U.S. government. Securities which are backed by the full faith and credit of the U.S. government include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S. government, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in

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which the Funds may invest that are not backed by the full faith and credit of the U.S. government include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency. The Funds will invest in securities which are not backed by the full faith and credit of the U.S. Treasury issued by such instrumentalities and agencies only when the Funds’ Adviser determines that the credit risk with respect to the instrumentality or agency issuing such securities does not make its securities unsuitable investments for the Funds.

The Funds may purchase securities that are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan.

U.S. Treasury Inflation-Protection Securities

One type of U.S. government obligations is U.S. Treasury inflation-protection securities. The U.S. Government Securities Fund Quality Income Fund may invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers.

The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.

Collateralized Mortgage Obligations (CMOs)

The U.S. Government Securities Fund and Quality Income Fund may invest in CMOs. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are commonly referred to as derivative securities. Similar to a bond, interest and prepaid principal on a CMO is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes. Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including prepayments. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying each Fund’s diversification tests.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (“A, B, C, Z”) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgage instruments or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage or other asset-backed securities.

Mortgage-Backed Securities

The mortgage-backed securities in which the U.S. Government Securities Fund and Quality Income Fund invests provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage banks, commercial banks and insurance companies. Pools of mortgage loans are assembled for sale to investors such as the Funds by various private, governmental and government-related organizations.

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Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which consist of both interest and principal payments to the investor. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities, i.e., GNMA’s, are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The principal government guarantor of mortgage-backed securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Residential mortgage loans are pooled by the FHLMC. FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PC’s”) which represent interest in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal; however, PC’s are not backed by the full faith and credit of the U.S. government.

The FNMA is a government sponsored corporation owned entirely by private stockholders. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

The Federal Housing Administration (“FHA”) was established by Congress in 1934 under the National Housing Act. A major purpose of the Act was to encourage the flow of private capital into residential financing on a protected basis. FHA is authorized to insure mortgage loans, primarily those related to residential housing. FHA does not make loans and does not plan or build housing. FHA Project Pools are pass-through securities representing undivided interests in pools of FHA-insured multi-family project mortgage loans.

The Funds may purchase securities which are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan. This type of mortgage is insured by FHA pursuant to the provisions of Section 221(d)(4) of the National Housing Act of 1934, as amended. After a mortgagee files a claim for insurance benefits, FHA will pay insurance benefits up to 100% of the unpaid principal amount of the mortgage (generally 70% of the amount is paid within six months of the claim and the remainder within the next six months). The risks associated with this type of security are the same as other mortgage securities — prepayment and/or redemption prior to maturity, loss of premium (if paid) if the security is redeemed prior to maturity and fluctuation in principal value due to an increase or decrease in interest rates.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, the pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Mortgage pass-through securities which receive regular principal payments have an average life less than their maturity. The average life of mortgage pass-through investments will typically vary from 1 to 18 years.

Yields on pass-through mortgage-backed securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders.

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Manufactured Home Loans

The U.S. Government Securities Fund and Quality Income Fund invest in GNMA manufactured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit. In certain instances the loan may be collateralized by a combination of a manufactured home unit and a developed lot of land upon which the unit can be placed. Manufactured home loans are generally not mortgages; however, because of the structural and operational similarities with mortgage backed pass-through securities and the role of GNMA, industry practice often groups the securities within the spectrum of GNMA mortgage backed pass-through securities for listing purposes. Manufactured home loans have key characteristics different from mortgage-backed securities including different prepayment rates. Prepayment rates tend to fluctuate with interest rates and other economic variables. Manufactured home loan prepayment rates generally tend to be less volatile than the prepayment rates experienced by mortgage-backed securities. See the above discussion regarding mortgage-backed securities.

Municipal Securities

The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund invest in the municipal securities described below. To a limited extent, the U.S. Government Securities Fund and Quality Income Fund also may invest in such securities. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

Certain types of municipal bonds are issued to obtain funding for privately operated facilities (“private activity” bonds). Under current tax law, interest income earned by the Funds from certain private activity bonds is an item of “tax preference” which is subject to the alternative minimum tax when received by a shareholder in a tax year during which the shareholder is subject to the alternative minimum tax.

Municipal securities in which the Funds invest include securities that are issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States (which includes, for example, Puerto Rico). Tax-exempt municipal securities include municipal bonds, municipal notes, municipal commercial paper, and municipal leases.

Municipal Bonds

The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest in municipal bonds. Municipal bonds generally have maturities at the time of issuance ranging from one to thirty years, or more. Municipal bonds are issued to raise money for various public purposes. The two principal types of municipal bonds are general obligation bonds and revenue bonds. The Funds may invest in both in any proportion. General obligation bonds are secured by the full faith, credit and taxing power of the issuing municipality and not from any particular fund or revenue source. Revenue bonds are backed only from the revenues derived from a facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source and not from the general taxing power.

Municipal Notes

The Minnesota Tax-Free Fund and the Tax-Free Income Fund may invest in municipal notes. Municipal notes generally mature in three months to three years.

Municipal Commercial Paper

The Minnesota Tax-Free Fund and the Tax-Free Income Fund may invest in municipal commercial paper. Municipal commercial paper generally matures in one year or less.

Municipal Leases

The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest up to 25% of their net assets in municipal lease obligations. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate in any of the above. In determining leases in which the Funds will invest, the Adviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the Adviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

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Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

In addition to the “nonappropriation” risk, municipal leases have additional risk aspects because they represent a relatively new type of financing that has not yet developed the depth of marketability associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized “bond counsel,” as is customarily required in larger issues of municipal securities.

Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission (“SEC”). Municipal lease obligations held by a Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund’s Board of Directors. Under these guidelines, the Adviser will consider factors including, but not limited to 1) whether the lease can be canceled, 2) what assurance there is that the assets represented by the lease can be sold, 3) the issuer’s general credit strength (e.g. its debt, administrative, economic and financial characteristics), 4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g. the potential for an “event of non-appropriation”), and 5) the legal recourse in the event of failure to appropriate.

Housing Authority Bonds

The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest without limitation in obligations of municipal housing authorities which include both single-family and multifamily mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on multifamily housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period of time.

The exclusion from gross income for federal income tax purposes of certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage bonds and the income levels of occupants of the housing units financed with the proceeds of the single and multifamily housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single family mortgages and the owners of the rental projects financed with the multifamily housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage which might otherwise permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the FHA, the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

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Industrial Development Revenue Bonds

The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest up to 25% of their net assets in industrial development revenue bonds, however, the Adviser does not currently intend to invest more than 15% of each Fund’s net assts in industrial development revenue bonds. Industrial development revenue bonds (“revenue bonds”) are usually payable only out of a specific revenue source rather than from general revenues of the governmental entity. In addition, revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. Instead, the principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities or the credit standing of a third-party guarantor or other credit enhancement participant, if any.

Health Care Facility Revenue Obligations

The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest up to 25% of its assets in health care facility bonds which include obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians’ confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider’s actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds. Certain hospital bonds provide for redemption at par upon the damage, destruction or condemnation of the hospital facilities or in other special circumstances.

Education Bonds

The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest in education bonds. The Funds currently invest in higher education bonds and in public education bonds issued by charter schools. Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. Public education bonds are obligations of issuers that operate primary and secondary schools. These issuers derive revenues primarily from grants from government education funding which is heavily dependent on ad valorem taxes. An issuer’s gross receipts and net income available for debt service on an education bond may be affected by future events and conditions including, among other things, economic developments such as fluctuations in interest rates, changes in student enrollment; its ability to raise tuition and fees; changes in donations received; and changes in state and federal education funding programs. An education bond issuer’s revenue coincides with enrollment and related demographics of enrollment.

Minnesota Tax-Exempt Obligations

The Minnesota Tax-Free Income Fund, except during temporary defensive periods, will invest primarily in Minnesota tax-exempt obligations, which include obligations of the State of Minnesota, its political subdivisions, municipalities, agencies or instrumentalities, or the tribal government of an Indian tribe located in Minnesota. The Fund may also invest in obligations issued by U.S. territories or possessions, for example, Puerto Rico. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Minnesota tax-exempt obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. The information is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Minnesota and releases issued by the Minnesota Department of Management and Budget (“MMB”); the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Fund has not independently verified the information. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default.

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Minnesota’s constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Legislation has established a cash flow account and a budget reserve account within the State’s General Fund. The cash flow account was established to provide sufficient cash balances to cover monthly revenue and expenditure imbalances. The budget reserve account was established to be available to offset budget shortfalls during economic downturns with a target based on an annual assessment by MMB of the volatility in the state’s revenue system and expressed as a percentage of the current biennium’s general fund non-dedicated revenue.

Prior to each fiscal year of a biennium, MMB allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment, and Minnesota’s Constitution prohibits borrowing for operating purposes beyond the end of a biennium. If Minnesota’s Commissioner of Management and Budget determines that probable receipts for the General Fund will be less than anticipated and that the amount available for the remainder of the biennium will be less than needed, the Commissioner shall, with the Governor’s prior approval and after consultation with the Legislative Advisory Commission, reduce the amount in the budget reserve account as needed to balance expenditures with revenue. If there are insufficient funds in the budget reserve account, the Commissioner and the Governor also have, once certain statutory requirements are met, authority to reduce or unallot unexpended allotments of prior transfers and appropriations. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if Minnesota’s legislature is not in regular session, the Governor is empowered to convene a special session.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Historically, the structure of the State’s economy generally has paralleled the structure of the United States economy as a whole. The State’s average annual unemployment rate had been consistently less than the national unemployment rate during recent years, except in 2007 when it was equal to the U.S. average, and now in 2026: In May 2026, Minnesota’s unemployment rate (seasonally adjusted) was 4.4%, compared to a national rate of 4.3%. Since 1980, Minnesota per capita income generally has remained above the national average, however this economic premium has been narrowing over the last several years. In 2025, Minnesota per capita personal income was 102.90% of its U.S. counterpart.

Minnesota relies heavily on a progressive individual income tax and a general sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. The third largest revenue generator is the corporate franchise tax, representing roughly ten percent of the state’s General Fund revenue mix.

MMB’s February 2026 Minnesota Budget and Economic Forecast (the “Forecast”) projects that the state’s economy will experience modest growth over the next several years, though at a slower pace than in previous periods. The Forecast anticipates that U.S. real gross domestic product growth will average 2.1 percent annually from 2025 through 2029, with Minnesota’s economic performance closely tracking national trends. While the state saw payroll employment increase by about 0.2 percent in 2025, employment is expected to contract slightly in 2026 before resuming slow growth in subsequent years. Key structural factors—such as an aging population, declining birth rates, and lower projected levels of international immigration—are expected to constrain long-term labor force expansion and, by extension, economic growth in Minnesota. Despite these headwinds, wage and salary growth are forecast to outpace inflation, supporting continued moderate economic expansion.

The Forecast noted several factors influencing the state’s economic outlook. Nationally, the Forecast incorporates assumptions about federal fiscal policy, tariffs, and monetary policy, and shifting trade and immigration policies, an outlook that is further complicated by missing or delayed federal data due to multiple federal government shutdowns in spring of 2026, which introduces additional uncertainty. Domestically, Minnesota’s labor market remains relatively tight, with the number of job openings exceeding that of unemployed workers, but the Forecast noted the state’s unemployment rate has risen to 4.1 percent as of December 2025, one of the largest increases among U.S. states over the past year. The housing market continues to be challenged by high mortgage rates and increased construction costs due to tariffs, while sectors such as healthcare and social assistance remain primary drivers of job growth.

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The Forecast also indicates that Minnesota’s near-term budget position has strengthened, with the FY2026-27 biennium now anticipated to end with a $3.7 billion surplus-an increase of $1.3 billion over the previous projection. This improvement is largely attributed to higher-than-expected revenues from sources such as capital gains, interest income, and corporate profits. Total general fund revenues for FY2026-27 are forecast at $67.5 billion, up $1.2 billion from prior estimates, with individual income tax, sales tax, and corporate franchise tax revenues all exceeding previous projections. The Forecast projects total general fund revenues of $70.0 billion for FY2028-29, a $2.5 billion increase over FY2026-27. However, the Forecast also highlights a persistent structural imbalance: while revenues are expected to grow at an average annual rate of 1.9 percent through FY2029, expenditures are projected to grow at 2.2 percent annually, driven primarily by increases in E-12 education, particularly in the area of special education and health and human services spending.

On the expenditure side, total state general fund spending for FY2026-27 is now estimated at $70.2 billion, slightly lower than previous forecasts due to reductions in health and human services spending. Notably, the implementation of a new prepayment review process for high-risk Medicaid services has resulted in $133 million in cost savings for FY2026-27, primarily through cost avoidance and denied claims, reflecting efforts to address potential fraud and improper billing. Despite these savings, spending growth is expected to outpace revenue growth in the following biennium. For FY2028-29, the Forecast projects a much smaller surplus of $377 million, with the structural deficit widening as expenditures—including inflationary adjustments—continue to rise faster than revenues. Absent significant policy changes, this trend suggests increasing fiscal pressure on the state budget in the out-years.

The global budget agreement reached by the Minnesota legislature in May 2026 built upon the state’s improved fiscal outlook by enacting targeted supplemental appropriations to address emerging needs in E-12 education, health and human services, public health, and infrastructure. The deal provides additional funding for special education, responds to inflationary pressures in state programs, and supports workforce development and local government initiatives. While the supplemental spending was made possible by the robust projected surplus for FY2026-27, the legislature exercised caution by limiting ongoing commitments to avoid exacerbating the structural imbalance highlighted in the Forecast. As a result, the FY2026-27 surplus remains strong at $3.7 billion, but the increased baseline expenditures contribute to a much smaller projected surplus of $377 million for FY2028-29, underscoring the growing gap between revenue and expenditure growth and the fiscal challenges anticipated in future biennia.

The capital investment bill passed by the Minnesota legislature in 2026 was a key component of the broader global budget agreement. The legislation authorizes a $1.2 billion infrastructure package, funding a broad range of projects, including improvements to roads and bridges, upgrades to water and wastewater systems, and investments in public facilities, such as schools, higher education, and community assets. The bill also includes targeted support for local government projects and health care infrastructure. The capital investment bill is structured to comply with the state’s debt capacity guidelines, which are designed to preserve Minnesota’s strong credit rating and fiscal stability by limiting the amount of general obligation debt issued in relation to state personal income and by ensuring that annual debt service payments remain within a specified percentage of general fund revenues.

The National Governors’ Association and the National Association of State Budget Officers have both emphasized the importance of maintaining adequate budget reserves. The MMB, in accordance with Minnesota Statutes §16A.152, subd. 8, recommends a budget reserve target of 5.2% of the current biennium’s General Fund non-dedicated revenues, or a $3.347 billion budget reserve for the FY2026-2027 biennium. The Forecast shows a current budget reserve balance of $3.772 billion, slightly more than the level recommended by the state’s budget reserve policy.

The State’s bond ratings, as of June 30, 2026, were Aaa by Moody’s Investors Services (“Moody’s”), AAA by S&P Global Ratings (“S&P”) and AAA by Fitch Ratings (“Fitch”). It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change their ratings in the future. In addition, ratings assigned to individual municipal obligations may vary.

The State is a party to a variety of civil actions that could adversely and materially affect the State’s General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts might have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. Possible future changes in federal and state income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota tax-exempt obligations that are held by the Minnesota Tax-Free Income Fund.

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State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties might have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State’s financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

Changes to Minnesota tax law resulting from future legislative action (see “TAXES, Minnesota Income Taxation – Minnesota Tax-Free Income Fund”) could adversely affect the value and marketability of Minnesota tax-exempt obligations that are held by the Minnesota Tax-Free Income Fund.

Tobacco Settlement Asset-Backed Bonds

Each Fund, except U.S. Government Securities Fund, may invest in tobacco settlement asset backed bonds. Tobacco settlement asset backed bonds are secured by a single source of revenue – a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (“MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, the resolution of disputes between the states and participating tobacco companies regarding diligent enforcement of statutes requiring escrow payments from non-participating H-20 manufacturers and other factors. MSA payment adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable. Cigarette shipments (and therefore MSA payments) will be negatively affected by increased government regulation (such as a ban on menthol cigarettes), price increases above the rate of inflation (including tax increases by federal, state, and local authorities), increased health consciousness by smokers, increases in indoor and outdoor smoking restrictions, and increases in sales of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products and smokeless tobacco).

Taxable Municipal Securities

The Quality Income Fund may invest in taxable municipal securities issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States (which includes, for example, Puerto Rico). The interest earned on these securities is fully taxable at the federal level and may be subject to tax at the state level.

The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the municipal securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Taxable municipals offer yields more comparable to those of other taxable sectors, such as corporate bonds or bonds issued by U.S. governmental agencies, than to those of tax-exempt municipals. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield. Generally, issues of shorter maturity and/ or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality.

The Quality Income Fund may invest in taxable municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (“Build America Bonds”). Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds for which, provided certain specified conditions are met, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to the interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in bonds (“tax credit” Build America Bonds). The federal interest subsidy on direct pay Build America Bonds continues for the life of the bonds. Build America Bonds provide an alternative form of financing to state and local governments and, in certain cases, may provide a lower net cost of funds to issuers.

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Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal income tax and may be subject to state tax. Issuance of Build America Bonds ceased on December 31, 2010, as Congress declined to extend the provisions of the Act. As such, at the present time issuers do not have the ability to issue new Build America Bonds. Various legislative proposals to revive the Act have been introduced in Congress. As of the effective date of this Statement of Additional Information, none of the proposed legislation has been acted upon and there is no guarantee that issuers will be able to issue Build America Bonds in the future.

Because Build America Bonds are subject to the sunset provision described above, it is difficult to predict the extent to which a market for such bonds will develop, meaning that Build America Bonds may be less liquid than other types of municipal obligations. Less liquid bonds can become more difficult to value and illiquidity may negatively affect prices of bonds held in the portfolio. Because issuers of direct pay Build America Bonds have to meet certain requirements to receive a reimbursement from the U.S. Treasury, there is always the possibility that such requirements may not be met by the issuer. Under such a scenario, there is a risk that the reimbursement from the U.S. Treasury may be interrupted which may be a problem if the funds are pledged to service the debt of the underlying direct pay Build America Bonds. Additionally, if issuers owe money to the federal government, the reimbursement from the U.S. Treasury may be subject to an “offset” which could potentially reduce the amount of money available to service debt payments on direct pay Build America Bonds. Any interruption and/or offset of the reimbursement from the U.S Treasury may reduce the demand for such direct pay Build America Bonds which may, in turn, reduce market prices and cause the value of Fund shares to fall.

Futures Contracts, Options, Options on Futures Contracts, and Swap Agreements

The Minnesota Tax-Free Income Fund, Tax-Free Income Fund and Quality Income Fund may invest in interest rate futures contracts, index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates. The U.S. Government Securities Fund may buy and sell options on interest rate futures contracts and index futures contracts for the purpose of hedging. As a result of entering into futures contracts, no more than 10% of any Fund’s (5% for Tax-Free Income and Quality Income Fund’s) total assets may be committed to margin.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Funds may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Each Fund may purchase and sell exchange traded put and call options on debt securities of an amount up to 5% of its net assets for the purpose of hedging. The Funds may, from time to time, write exchange-traded call options on debt securities, but the Funds will not write put options. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

Description of Futures Contracts. A futures contract sale creates an obligation by the Fund, as seller, to deliver the type of financial instrument called for in the contract at a specified future time for a stated price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the underlying financial instrument at a specified future time for a stated price. The specific securities delivered or taken, respectively, at settlement date, are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

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Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the Fund is paid the difference and realizes a gain. If the price of the offsetting purchase exceeds the price of the initial sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Funds are required to maintain margin deposits with brokerage firms through which they enter into futures contracts. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Funds will pay a commission on each contract, including offsetting transactions.

Futures contracts are traded only on commodity exchanges – known as “contract markets” – approved for such trading by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The CFTC regulates trading activity on the exchanges pursuant to the Commodity Exchange Act. The principal exchanges are the Chicago Board of Trade, the Chicago Mercantile Exchange (both part of The CME Group), and the International Exchange (ICE). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The Funds are required to comply with Rule 18f-4 under the 1940 Act. See “Regulation of Investment Company Use of Derivatives” below for additional information.

Each Fund will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“Futures”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund will limit its trading activity in Futures (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests: a.) Aggregate initial margin and premiums required to establish its positions in Futures do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or b.) Aggregate net notional value of its positions in Futures does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. With respect to each Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

Risks in Futures Contracts. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Adviser may still not result in a successful transaction.

Another risk is that the Adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one or two consequences depending on whether, at the time of closing out, the “yield curve” is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities. Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer-term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

Risks of Options. The use of options and options on interest rate futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options and options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

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The effective use of options strategies is dependent, among other things, upon the Fund’s ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds’ transactions involving options on futures contracts will be conducted only on recognized exchanges.

The Funds’ purchase or sale of put or call options and options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Funds’ portfolio securities.

The Funds may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

Purchase of Put Options on Futures Contracts. The Funds may purchase put options on futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the Adviser expects interest rates to rise, the Funds will seek to realize a profit to offset the loss in value of its portfolio securities.

Purchase of Call Options on Futures Contracts. The Funds may purchase call options on futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Funds will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Funds are holding cash. The Funds can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Funds’ cash can be used to buy long-term securities.

The Funds expect that new types of futures contracts, options thereon, and put and call options on securities and indexes may be developed in the future. As new types of instruments are developed and offered to investors, the Adviser will be permitted to invest in them provided that the Adviser believes their quality is equivalent to the Funds’ quality standards.

Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.

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The Funds may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Funds than if the Funds had invested directly in an instrument that provided that desired return. Each Fund bears the risk of default by its swap counterpart and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of a Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Regulation of Investment Company Use of Derivatives

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of the Funds to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions. Among other things, under Rule 18f-4, the Funds are prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that the Funds may enter into based on the value-at-risk (“VaR”) of the Funds inclusive of derivatives. Each Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by the Funds’ derivatives risk manager.

In addition, among other requirements, Rule 18f-4 requires the Funds to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Funds’ Boards of Directors (collectively, the “Boards of Directors” or “Boards”), the SEC and the public regarding the Funds’ derivatives activities. These requirements apply unless a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Funds’ performance, efficiency in implementing their strategies, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Zero Coupon Securities

Each Fund is permitted to invest in zero coupon securities. Such securities are debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

When-Issued and Forward Commitment Securities

Each Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. The Funds will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transaction and thereafter reflect the value of such securities in determining their net asset value. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

There is always a risk that the securities may not be delivered and that the Funds may incur a loss. A Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may

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otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, a Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. Settlements in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Repurchase Agreements

The Tax-Free Income Fund and Minnesota Tax-Free Income Fund are permitted to invest in repurchase agreements. A repurchase agreement is a contract by which a Fund acquires the security (“collateral”) subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan pursuant to the 1940 Act. The Funds may enter into repurchase agreements with respect to any securities which they may acquire consistent with their investment policies and restrictions. The Funds’ custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, the Funds’ risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of the Adviser, such risk is not material, since in the event of default, barring extraordinary circumstances, the Funds would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for their interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Funds could suffer a loss. In addition, the Funds may incur certain delays in obtaining direct ownership of the collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price. The Adviser will submit a list of recommended issuers of repurchase agreements and other short-term securities that it has reviewed for credit worthiness to the Funds’ directors at least quarterly for their approval.

Illiquid Securities

The Tax-Free Income Fund, Minnesota Tax-Free Income Fund and Quality Income Fund may each invest up to 15% of its net assets in all forms of “illiquid securities.” As a fundamental policy, the U.S. Government Securities Fund is prohibited from investing any of its assets in any form of restricted or illiquid securities.

Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Such securities generally have been considered illiquid by the staff of the SEC, since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act). Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. As a fundamental policy, the Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Adviser to be liquid in accordance with standards established by the Boards of Directors. Under these standards, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Funds have adopted a Liquidity Risk Management Program (the “Program”) pursuant to Rule 22e-4 under the Investment Company Act of 1940. The Program establishes policies and procedures to comply with the requirements of Rule 22e-4, including the assessment, management and periodic review of liquidity risk; the classification, review and reporting of the liquidity of portfolio investments; the determination of a highly liquid investment minimum under certain circumstances; board oversight; and a limitation on illiquid securities. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which a Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), a Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

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High Yield Securities - Risks

The Tax-Free Income Fund and Minnesota Tax-Free Income Fund may invest up to 30% of its assets in securities rated below investment-grade. Securities rated below investment-grade are referred to as high yield securities or “junk bonds.” Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient cash flows to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. While most of the junk bonds in which the Funds may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after a Fund purchases a particular security, in which case the Fund may experience losses and incur costs. Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Junk bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund’s net asset value. Like higher-rated fixed income securities, junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its junk bonds to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Variable and Floating Rate Notes

Each Fund may purchase floating and variable rate notes. The interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate on which the interest rate on the obligation is based (floating rate). These notes normally have a demand feature which permits the holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days’ notice to the noteholders.

Reference Rates

The Funds’ investments, payment obligations and financing terms may be based on floating rates, such as EURIBOR, SOFR, Term SOFR and other similar types of reference rates (each, a “Reference Rate”). All settings of London InterBank Offered Rate have ceased to be published and the Funds have transitioned to successor or alternative reference rates as necessary.

The Adviser and/or its affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact the Funds’ investments, performance or financial condition, including in ways unforeseen by the Adviser and/or its affiliates. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Funds’ performance and/or NAV, and may expose the Funds to additional tax, accounting and regulatory risks.

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Investment Companies

As a non-fundamental investment restriction, generally, each Fund may invest up to 10% of its total assets in the securities of investment companies, but not more than 5% of its assets in any one investment company. Investment companies include other open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds, unit investment trusts and business development companies.

Each Fund may invest in investment companies which invest in the same types of securities in which the Fund may invest directly. Closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time, after which the shares typically trade on a secondary market, such as the New York Stock Exchange. The price of closed-end fund shares that trade on a secondary market is determined by the market and may be greater or less than the shares’ net asset value. Closed-end fund shares generally are not redeemable. The investment portfolios of closed-end funds generally are managed by investment advisers.

Because the investment companies in which each Fund may invest own in other securities, they are also subject to the risks associated with a variety of investment instruments as described in this Statement of Additional Information. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. As a shareholder of another investment company, a Fund would bear its proportionate share of the other investment company’s fees and expenses, and such indirect expenses would be in addition to the Fund’s direct fees and expenses. The Adviser considers these fees and expenses in its evaluation of an investment.

Rule 12d1-4 under the 1940 Act permits more types of fund of funds arrangements without reliance on an exemptive order or no-action letters, and imposes conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Ratings of Debt Securities

Investment grade debt securities are rated AAA, AA, A or BBB by S&P Global Ratings (“S&P”), and Fitch, Ratings (“Fitch”); or Aaa, Aa, A or Baa by Moody’s Investors Services (“Moody’s”). Investment grade municipal notes are rated MIG 1, MIG 2, MIG 3 or MIG 4 (VMIG 1, VMIG 2, VMIG 3 or VMIG 4 for notes with a demand feature) by Moody’s or SP-1 or SP-2 by S&P. Securities rated Baa, MIG 4, VMIG 4 or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. These securities generally have less certain protection of principal and interest payments than higher rated securities. Securities rated Ba or BB are judged to have some speculative elements with regard to capacity to pay interest and repay principal. Securities rated B by Moody’s are considered to generally lack characteristics of a desirable investment and the assurance of interest and principal payments over any long period of time may be small. S&P considers securities rated B to have greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal. Debt securities rated below investment grade are commonly known as junk bonds. See Appendix for further information about ratings.

The commercial paper purchased by the Funds will consist only of obligations which, at the time of purchase, are (a) rated at least Prime-1 by Moody’s, A-1 by S&P, or F-1 by Fitch, or (b) if not rated, issued by companies having an outstanding unsecured debt issue which at the time of purchase is rated Aa or higher by Moody’s or AA or higher by S&P.

Subsequent to their purchase, particular securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the security.

Diversification

As a fundamental policy, each Fund except the Minnesota Tax-Free Income Fund intends to operate as a “diversified” investment management company, as defined in the 1940 Act. The Minnesota Tax-Free Income Fund is classified as non-diversified under the 1940 Act. A “diversified” investment company means a company which meets the following requirements: At least 75% of the value of the company’s total assets is represented by cash and cash items (including

22

receivables), “Government Securities”, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. “Government Securities” means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or certificates of deposit for any of the foregoing. Additionally, each of the Funds except Minnesota Tax-Free Income Fund adopted certain restrictions that are more restrictive than the policies set forth in this paragraph.

For purposes of such diversification, the identification of the issuer of tax-exempt securities depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer. If, however, in any of the above cases, a state, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund’s total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor.

Concentration Policy

As a fundamental policy, neither Minnesota Tax-Free Income Fund nor the Tax-Free Income Fund will invest more than 25% of its assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry; however, because other appropriate available investments may be in limited supply, the industry limitation does not apply to housing authority obligations or securities issued by governments or political subdivisions of governments. Appropriate available investments may be in limited supply from time to time in the opinion of the Adviser due to the Funds’ investment policy of investing primarily in “investment grade” securities. The Tax-Free Income Fund does not intend to invest more than 25% of its net assets in securities of governmental units or issuers located in the same state, territory or possession of the U.S.

Portfolio Turnover

To attain the investment objectives of the Funds, the Adviser will usually hold securities for the long-term. However, if circumstances warrant, securities may be sold without regard to length of time held. Debt securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Increased turnover results in increased brokerage costs and higher transaction costs for the Funds and may affect the taxes shareholders pay. If a security that has been held for less than the holding period set by law is sold, any resulting gains will be taxed in the same manner as ordinary income as opposed to long-term capital gain. Each Fund’s turnover rate may vary from year to year. The portfolio turnover rates for each of the Funds are contained in the Financial Highlights tables in the Prospectus. For additional information, refer to “Brokerage” and “Taxes” below.

Securities Lending

Each of the Funds may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of a Fund’s assets, including collateral received from such loans. To date, the Funds have not loaned securities, and neither the Funds nor the Adviser intend to lend securities in the immediate future.

The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Funds. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. However, the Funds will only enter into loan agreements with broker-dealers, banks, and other institutions that the Adviser has determined are creditworthy. A Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the borrower will be required to pledge collateral that the custodian for the Fund’s portfolio securities will take into possession before any securities are loaned. Additionally, the borrower may pledge only cash, securities issued or guaranteed by the U.S. Government

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or its agencies and instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents as collateral. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to a Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

To the extent that collateral is comprised of cash, a Fund will be able to invest such collateral only in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. If a Fund invests cash collateral in such securities, the Fund could experience a loss if the value of such securities declines below the value of the cash collateral pledged to secure the loaned securities. The amount of such loss would be the difference between the value of the collateral pledged by the borrower and the value of the securities in which the pledged collateral was invested.

Duration

Duration is a measure of the expected life of a fixed income security on a present value basis. Duration incorporates a bond’s yield, coupon interest payments, final principal at maturity and call features into one measure. It measures the expected price sensitivity of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two years generally will fall by approximately two percent. The Adviser uses several methods to compute various duration estimates appropriate for particular securities held in portfolios.

Duration incorporates payments prior to maturity and therefore it is considered a more precise measure of interest rate risk than “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, and does not account for pre-maturity payments. Most debt securities provide coupon interest payments in addition to a final (“par”) payment at maturity, and some securities have call provisions which allow the issuer to repay the instrument in part or in full before the maturity date. Each of these may affect the security’s price sensitivity to interest rate changes.

For bonds that are not subject to calls prior to their maturity, duration is an effective measure of price sensitivity to changing interest rates. However, it does not properly reflect certain types of interest rate risk as bonds may be subject to optional or special mandatory redemption provisions that affect the timing of principal repayment and thus, the duration of the debt security. These provisions include refunding calls, sinking fund calls and prepayment calls. For example, while the stated final maturity of mortgage “pass-through” securities is generally 30 years, expected prepayment rates are more important in determining duration. Municipal bonds may also be subject to special redemption from unexpended proceeds, excess revenues, sale proceeds or other sources of funds, and municipal bonds may be advance refunded. Floating and variable rate debt securities may have final maturities of ten or more years, yet their interest rate risk corresponds to the frequency and benchmark index of the coupon reset. In such situations, the Adviser uses more sophisticated analytical techniques that incorporate these additional variables to arrive at a modified, effective, implied or average life duration to reflect interest rate risk. These techniques may involve the portfolio manager’s expectations of future economic conditions, and these assumptions may vary from actual future conditions. The various methods used to compute appropriate duration estimates for certain bond issues, particularly those that are traded infrequently and that have a low amount of outstanding debt such as municipal bonds, may require greater reliance on the use of such assumptions by the Adviser. Therefore, for those issues, the effective or implied duration may be a less accurate estimate of interest rate risk than it is for other types of bond issues.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

Suspension of Selling Ability

Each Fund may suspend selling privileges or postpone the date of payment:

-	During any period that the New York Stock Exchange is closed other than customary weekend or holiday closings, or when trading is restricted, as determined by the SEC;
-

During any period when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to fairly determine the value of its assets;

-	For such other periods as the SEC may permit.

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Telephone Transactions

Once you place a telephone transaction request to Sit Mutual Funds, it cannot be canceled or modified. The Funds use reasonable procedures to confirm that telephone instructions are genuine, including requiring that payments be made only to the shareholder’s address of record or the bank account designated on the application and requiring certain means of telephone identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by Fund shareholders as a result of unauthorized or fraudulent instructions. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching the Funds by telephone. Consequently, a redemption or exchange by telephone may be difficult to implement at those times.

Redemption-In-Kind

If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for Fund’s shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

COMPUTATION OF NET ASSET VALUE

Net asset value is determined as of the close of the New York Stock Exchange on each day that the exchange is open for business. The customary national business holidays observed by the New York Stock Exchange and on which the Funds are closed are: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share will not be determined on these national holidays. The net asset value is calculated by dividing the total value of a Fund’s investments and other assets (including accrued income), less any liabilities, by the number of shares outstanding. The net asset value per share of each Fund will fluctuate.

Debt securities may be valued on the basis of prices furnished by one or more pricing services when the Adviser believes such prices accurately reflect the fair market value of such securities. Such pricing services utilize electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or if the Adviser believes they are unreliable, securities may be valued at fair value using methods selected in good faith by the Adviser. Pursuant to Rule 2a-5 under the 1940 Act, the Boards have adopted procedures for valuing the Funds’ investments and have designated the Adviser as each Fund’s “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The types of securities for which such fair value pricing might be required include, but are not limited to: securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will materially affect net asset value, or the closing value is otherwise deemed unreliable; securities whose trading has been halted or suspended; debt securities that have gone into default and for which there is no current market value quotation; and securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Securities which are traded on an exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value using methods selected in good faith by the Adviser.

As of March 31, 2026, the net asset value and public offering price per share for each Fund was calculated as follows: (net assets / shares outstanding) = net asset value (NAV) per share = public offering price per share).

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Fund	net assets	shares outstanding	NAV and public offering price
U.S. Government Securities Fund – Class S	$136,421,592	13,181,562	$10.35
U.S. Government Securities Fund – Class Y	$60,538,635	5,853,214	$10.34
Quality Income Fund – Class S	$25,952,905	2,704,472	$9.60
Quality Income Fund – Class Y	$111,457,408	11,601,410	$9.61
Tax-Free Income Fund – Class S	$81,410,013	9,380,214	$8.68
Tax-Free Income Fund – Class Y	$47,541,395	5,478,543	$8.68
Minnesota Tax-Free Income Fund – Class S	$383,873,920	40,160,784	$9.56

MANAGEMENT

The Sit Mutual Funds are a family of 14 no-load mutual funds. Four bond Funds are described in this Statement of Additional Information: The Sit U.S. Government Securities Fund, Sit Quality Income Fund, Sit Tax-Free Income Fund, and the Sit Minnesota Tax-Free Income Fund. Ten equity funds are described in a separate Statement of Additional Information.

Boards of Directors

Each of the corporate issuers of the 14 Sit Mutual Funds is organized as a Minnesota corporation. Minnesota law provides that the business and affairs of the Funds shall be managed by or under the direction of the Boards of Directors. The Board of Directors of each corporate issuer is comprised of the same directors. Roger J. Sit currently serves as the Chairman of the Boards and is an “interested person” of the Funds as defined in the Investment Company Act of 1940. The Directors have determined that the interested chair is appropriate and benefits shareholders because the interested chair is well qualified for the position and has a personal and professional stake in the quality and continuity of services provided to the Funds. Sidney L. Jones currently serves as the lead independent director. The term “independent director” refers to a director who is not an “interested person” of the Funds as defined in as defined in section 2(a)(19) of the Investment Company Act of 1940. The lead independent director’s responsibilities include presiding at meetings of the independent directors; approving agendas and schedules of such meetings; facilitating communication with independent directors and the Boards, management, service providers and committee chairs; serving as the main contact for the independent directors; and approving agendas and schedules of meetings of the Boards.

Independent directors are selected and nominated by the sitting independent directors and elected by the full Board of Directors except for those instances when a shareholder vote is required. In evaluating director nominees, including any nominees recommended by shareholders, the Boards of Directors consider many factors, including but not limited to, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Boards of Directors also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other directors and will contribute to the diversity of the Board. The Board of Directors selects candidates which enhance the Boards’ cumulative qualifications, skills, attributes and experience to appropriately oversee the actions of the Sit Mutual Funds’ service providers, decide upon matters of general policy and represent the long-term interests of shareholders.

The Sit Mutual Funds seek directors who have high ethical standards and the highest levels of integrity and commitment, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each director has a significant record of accomplishments in governance, business, not-for-profit organizations, government services, academia, law, accounting or other professions. Below is a brief discussion of the specific key experience, qualifications, attributes or skills of each director that led the Board of Directors to conclude that he should serve as a director of the Sit Mutual Funds. Each director has served on the Board for the number of years listed below, and each director’s outside professional experience is outlined below.

The Boards of Directors have established an Audit Committee. The Audit Committee is composed entirely of independent directors. A member of an Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund other than in his capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee. The function of the Audit Committees is oversight. The primary responsibilities of the Audit Committee are to oversee the Fund’s accounting and financial reporting policies and practices; its internal controls over financial reporting, and the

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internal controls of the Fund’s accounting, transfer agency and custody service providers; to oversee the Fund’s financial reporting and the independent audit of the Fund’s financial statements; and to oversee, or, as appropriate, assist the full Boards’ oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Fund’s independent auditors and the full Boards of Directors. There were two meetings of the Audit Committee during the Funds’ last fiscal year. The members of the Audit Committee include: Edward M. Giles, Sidney L. Jones, Bruce C. Lueck, Donald W. Phillips and Barry N. Winslow.

The day-to-day management of certain portions of the Funds’ operations and the associated risks are managed by and are the responsibility of contractual service providers, including the Adviser, transfer agent, fund accounting services, custodian, legal counsel, and auditors. With respect to the Boards’ oversight of risk, the Boards rely on reports and information received from such entities and other parties, including the Adviser, transfer agent, fund accounting service provider, custodian, chief compliance officer, legal counsel, and auditors. Despite the efforts of the Boards and the various parties that participate in the oversight of risk, not all risks will be identified or mitigated.

Information pertaining to the directors of the Funds is set forth below. The business address of each director is the same as that of the Adviser - 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota.

Name, Age and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex (3)	Other Directorships Held by Director (4)
Interested Director (2):
Roger J. Sit Age: 64 Chairman and President	Chairman since 2008; Officer since 1998.	Chairman, President, CEO and Global CIO the Adviser; Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SFI”); Chairman of SIA Securities Corp. (the “Distributor”).	14	The Huntington National Bank.
Independent Directors:
Edward M. Giles Age: 90 Director	Director since 2012 or the Fund’s inception if later.	Senior Vice President of Cannell & Spears, July 2011 to April 2024.	14	None.
Sidney L. Jones Age: 92	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities, 1981 to 2014.	14	None.
Bruce C. Lueck Age: 85 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) from 2004 to 2017, and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 78 Director	Director since 1990 (and since 1993 for the Sit International Growth Fund) or the Fund’s inception if later.	Chairman of WP Global Partners; Chairman and CEO of WP Global Partners Inc., July 2005 to April 2026.	14	None.
Barry N. Winslow Age: 78 Director	Director since 2010 or the Fund’s inception if later.	Board member, TCF Financial Corporation, July 2014 to July 2019.	14	None.
1)	Each Director serves until his resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until a successor is duly elected and shall qualify.
2)

Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Funds’ investment adviser.

3)

The “Fund Complex” consists of the Funds and the Sit Balanced Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, Sit ESG Growth Fund, Sit Large Cap Growth Fund, Inc. and Sit Mid Cap Growth Fund, Inc. (collectively, the “Sit Mutual Funds”).

4)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

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Director Key Experience and Qualifications Information

Interested Director

Roger J. Sit

Roger Sit is Chairman, Chief Executive Officer, President and Global Chief Investment Officer of Sit Investment Associates, Inc. Mr. Sit joined the organization in January 1998 and worked closely with firm founder Gene Sit for over ten years. Roger directs investment management activities for Sit Investment Associates, a diverse financial asset management firm with capabilities in both domestic and international investment products. Prior to joining the firm, Roger was a Vice President and Senior Equity Research Analyst at Goldman Sachs & Co. in New York for seven years. Additionally, he was a Captain in the U.S. Air Force, serving six years active duty with financial management responsibilities at Headquarters Space Division. Roger graduated with Military Distinction from the U.S. Air Force Academy in 1984. He earned a M.S. in Systems Technology from the University of Southern California in 1987 and an M.B.A. with honors from the Harvard Graduate School of Business in 1991. Roger serves or has served on the boards of The Huntington Bank, Convergent Capital, Minneapolis Institute of Art, McKnight Foundation, and Minnesotans’ Military Appreciation Fund.

Independent Directors

Edward M. Giles

Mr. Giles holds a B.S. degree in Chemical Engineering from Princeton University and a Masters degree in Industrial Management from MIT. Mr. Giles has a significant record of accomplishments in the investment management industry. In 2024, he retired as Senior Vice President of Peter B. Cannell & Co., Inc. (now Cannell & Spears), an investment adviser investing in common stocks of publicly traded companies. Prior to Cannell, Mr. Giles served as President of F. Eberstadt & Co.; he was a Managing Member of GME Capital, a privately owned investment manager; and he served as Chairman of The Vertical Group, Inc., a venture capital firm focused on the fields of medical technology and biotechnology. Mr. Giles formerly served as a member of the Board of Directors of Tepha, Inc., a bioscience company (acquired by BD in 2021), and Ventana Medical Systems, Inc., a cancer diagnostic solutions company.

Dr. Sidney L. Jones

After graduating from Utah State University, and serving as a Lieutenant in the U. S. Army, Dr. Jones earned MBA and PhD degrees from Stanford University. He began his academic career at Northwestern University in 1960 and next joined the faculty of The University of Michigan, becoming a full professor in 1968. In 1969 he joined the Council of Economic Advisers to the President as a Senior Economist and Special Assistant to the Chairman. Subsequent government positions included: Minister-Counselor to NATO in the U. S. Foreign Service; Assistant Secretary of Commerce for Economic Policy; Deputy Assistant to the President for Economic Policy; Assistant Secretary of the Treasury for Economic Policy; Assistant to the Chairman of the Board of Governors of the Federal Reserve System; Under Secretary of Commerce for Economic Policy; and, a second tour as Assistant Secretary of the Treasury for Economic Policy. Other positions held include: Fellow, at the Woodrow Wilson Center for International Scholars, Smithsonian Institution; Resident Scholar, at the American Enterprise Institute; Adjunct Faculty of the Brookings Institution Center for Public Policy Education; and, the visiting faculties of Dartmouth College; Georgetown University; Rice University; Carleton College; Cornell University; Arizona State University; and The University of North Carolina. Dr. Jones served as an adviser to Lawrence and Company, Toronto, Canada, from 1993 through 2009. Dr. Jones was a lecturer for the Washington Campus Consortium of 17 Universities from 1981 through 2014.

Bruce C. Lueck

Mr. Lueck served as the President and Chief Investment Officer of Okabena Investment Services, Inc., from 1985 through 2003, with responsibility for asset allocation, internal portfolio management, and outside manager and fund selection for a broadly diversified global investment program, including fixed income, traditional equities, venture capital, private equities, and non-traditional hedge funds and private partnerships. Prior to Okabena, Mr. Lueck spent seventeen years at IDS/American Express as an equity analyst, equity portfolio manager, President of IDS Advisory Corporation, and Senior Vice President and Board member of IDS. Mr. Lueck received his B.S. in Industrial Engineering in 1963 and his MBA in 1967, both from Stanford University. In the interim he spent two years in the Peace Corps in Ecuador. Business relationships: University of Minnesota Foundation Investment Advisors Board and Steinberg Asset Management Advisory Council. Past Chairman of the Minnesota Orchestral Association’s Investment Committee and past member of the Orchestral Association’s Board of Directors and Executive Committee.

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Donald Phillips

Mr. Phillips is the Founder and Chief Executive Officer of WP Global Partners, Inc. from July 2005 through April 1, 2026, when the company was sold. Mr. Phillips continues to serve as Chairman of WP Global Partners, Inc. through April 1, 2027. Mr. Phillips was also a partner of Ranieri Partners from 2007 through 2012. Additionally, prior to forming WP Global Partners in 2005, he was the Chief Investment Officer and CEO for WestAM and a member of WestAM’s Board of Directors; President of Forstmann-Leff International for three years; Chairman of Equity Institutional Investors for seven years; Chief Investment Officer for Ameritech Corporation for eight years; and Director of Employee Benefits for Beatrice Companies for 10 years. He has an M.B.A. in finance from Northern Illinois University and a B.A. in business from Western Illinois University.

Barry N. Winslow

Mr. Winslow served as Vice-Chairman of TCF Financial Corporation, responsible for Wholesale Banking from July 2008 through July 2014. Previously, he was CEO of TCF National Bank. Since joining TCF in 1987, he has also served as President of TCF’s Minnesota, Michigan and Illinois banks. Prior to joining TCF he was with Huntington National Bank, his last position as Senior Vice President, Corporate Banking. During his banking career he has also served as an adjunct finance instructor at several universities, including Ohio State, Cincinnati, Xavier and North Texas. He served as a First Lieutenant in the U.S. Army and is a Vietnam veteran. Mr. Winslow received his BA and MBA from Ohio State University and is a graduate of the Stonier Graduate School of Banking. He is a past member of TCF’s Board of Directors and former chair of its BSA/Compliance Committee. Mr. Winslow is a board member of Minnesotans’ Military Appreciation Fund.

Corporate Officers

The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the officers of the Funds is set forth below. Except as noted, the business address of each officer is the same as that of the Adviser - 3300 IDS Center, Minneapolis, Minnesota.

Name, Age and Position with the Funds	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Roger J. Sit Age: 64 Chairman and President	Chairman since 2008; Officer since 1998.	Chairman, President, CEO and Global CIO of the Adviser; Chairman and CEO of SFI; Chairman of the Distributor.
Mark H. Book Age: 63 Vice President – Investments	Re-Elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SFI.
Bryce A. Doty Age: 59 Vice President – Investments	Re-Elected by the Boards annually; Officer since 1996.	Senior Vice President and Senior Portfolio Manager of SFI.
Paul J. Jungquist Age: 64 Vice President – Investments	Re-Elected by the Boards annually; Officer since 1996.	Senior Vice President and Senior Portfolio Manager of SFI.
Paul E. Rasmussen Age: 65 Vice President, Treasurer, Secretary & Chief Compliance Officer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SFI; President and Treasurer of the Distributor.
Carla J. Rose Age: 60 Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SFI; Vice President and Assistant Secretary of the Distributor.
Kelly K. Boston Age: 57 Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.

Portfolio Managers

The Funds’ investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Funds. The portfolio management team is led by Bryce A. Doty, Senior Vice President – Investments, and Paul J. Jungquist, Senior Vice President – Investments.

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Other Accounts Managed by Portfolio Management Team

As of March 31, 2026 fiscal year end Type of account	Total number of accounts	Total assets ($)	Number of accounts included in total with performance- based advisory fee	Assets of accounts included in total with performance- based advisory fee ($)
Mark H. Book
Registered investment companies	3	359,502,702	None	0
Other pooled investment vehicles	4	574,592,726	13	546,588,141
Other accounts	82	9,206,773,354	16	1,340,594,523
Totals	89	10,140,868,782	29	1,887,182,664
Bryce A. Doty
Registered investment companies	3	359,502,702	None	0
Other pooled investment vehicles	4	574,592,726	13	546,588,141
Other accounts	82	9,206,773,354	16	1,340,594,523
Totals	89	10,140,868,782	29	1,887,182,664
Paul J. Jungquist
Registered investment companies	3	1,035,231,776	None	0
Other pooled investment vehicles	1	4,986,882	1	16,241,299
Other accounts	49	3,485,565,620	2	58,585,706
Totals	53	4,525,784,278	3	74,827,005
Christopher M. Rasmussen
Registered investment companies	3	359,502,702	None	0
Other pooled investment vehicles	4	574,592,726	13	546,588,141
Other accounts	82	9,206,773,354	16	1,340,594,523
Totals	89	10,140,868,782	29	1,887,182,664
Todd S. Emerson
Registered investment companies	3	1,035,231,776	None	0
Other pooled investment vehicles	1	4,986,882	None	0
Other accounts	0	0	None	0
Totals	4	1,040,218,658	0	0
Kevin P. O’Brien
Registered investment companies	3	1,035,231,776	None	0
Other pooled investment vehicles	1	4,986,882	0	0
Other accounts	10	74,656,293	0	0
Totals	14	1,114,874,951	0	0
Andrew J. Tich
Registered investment companies	1	136,558,638	None	0
Other pooled investment vehicles	None	0	None	0
Other accounts	30	2,939,169,166	None	0
Totals	31	3,075,727,804	0	0

The Adviser and its affiliates provide investment management and other services to clients who may or may not have investment policies, objectives and investments similar to those of the Fund. The Adviser may give advice and take actions on behalf of such clients which differ from advice given or actions taken in respect to the Fund. The Adviser and its affiliates do not manage accounts that have investment strategies that materially conflict with the investment strategy of the Funds.

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Compensation of Investment Professionals

The Funds do not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio managers or any other employees of the Adviser. The portfolio managers of the Funds receive compensation from the Adviser. The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses which may include phantom stock plans. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of the Adviser. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of factors, including: the annual composite investment performance of the Adviser’s accounts (which may include one or more of the Funds) relative to the investment accounts’ benchmark index (including the primary benchmark of a Fund included in the composite, if any); the Adviser’s growth in assets under management from new assets (which may include assets of a Fund); profitability of the Adviser; and the quality of investment research efforts. Contributions made to the Adviser’s profit sharing 401(k) plan are subject to the limitations of the Code and regulations thereunder.

Fund Shares Owned by Portfolio Management Team

The table below indicates the dollar range of Fund ownership in each of the Funds by each member of the portfolio management team, as of the most recent fiscal year end, March 31, 2026.

Name of Portfolio Manager	U.S. Government Securities Fund	Quality Income Fund	Tax-Free Income Fund	MN Tax-Free Income Fund
Mark H. Book	$10,001 – $50,000	$50,001 – $100,000	None	None
Bryce A. Doty	$50,001 – $100,000	$10,001 – $50,000	None	None
Todd S. Emerson	$10,001 – $50,000	$10,001 – $50,000	None	None
Paul J. Jungquist	$100,001 – $500,000	$10,001 – $50,000	$1 – $10,000	$500,001 – $1,000,000
Kevin P. O’Brien	None	$1 – $10,000	None	None
Christopher M. Rasmussen	None	$1 – $10,000	None	None
Andrew J. Tich	None	$1 – $10,000	None	None

Fund Shares Owned by Directors

The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Sit Mutual Funds for which he is a Board member, as of the most recent calendar year end, December 31, 2025.

Name of Director	U.S. Government Securities Fund	Quality Income Fund	Tax-Free Income Fund	MN Tax-Free Income Fund	Aggregate Dollar Range of Equity Securities in the 14 Sit Mutual Funds
Roger J. Sit (1)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Edward M. Giles	None	None	None	None	None
Sidney L. Jones	Over $100,000	None	None	None	Over $100,000
Bruce C. Lueck	None	None	$1 – $10,000	None	$1 – $10,000
Donald W. Phillips	None	None	None	None	Over $100,000

Barry N. Winslow	None	None	None	None	None

1) Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940.

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The table below indicates the amount of securities owned beneficially, or of record, by each independent Director, and his immediate family members, in (i) an investment advisor or principal underwriter of the Fund and (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds. Information provided is as of December 31, 2025.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Edward M. Giles	Edward M. Giles IRA #2	Sit Pacific Basin Fund, LLC (1)	LLC (2)	$480,756	3.2%
Sidney L. Jones	—	—	—	—	—
Bruce C. Lueck	—	—	—	—	—
Donald W. Phillips	—	—	—	—	—
Barry N. Winslow	—	—	—	—	—
1)	Sit Investment Associates, Inc. holds Class A and Class B Membership Interests in the Fund.
2)	Membership Interest in Limited Liability Company

Compensation of Directors

The following table sets forth the aggregate compensation received by each Director from each Fund and from all fourteen of the Sit Mutual Funds for the most recent fiscal year ended March 31, 2026. The Sit Mutual Funds as a group pay each Director, who is not also an officer, an annual fee of $40,000 ($32,000 through June 30, 2025), $5,000 for each meeting attended ($4,000 for each meeting attended through June 30, 2025), and provided reimbursement for travel and other expenses. Each Director that is a member of the Sit Funds’ Audit Committee is paid $1,000 for each Audit Committee meeting attended. The Audit Committee Chairman is paid a $5,000 chairman fee, and the Lead Independent Director is paid a $5,000 lead director fee. Audit Committee meetings are held at least twice a year. Mr. Jones serves as the Lead Independent Director and Chair of the Audit Committee and Mr. Giles, Mr. Lueck, Mr. Phillips, and Mr. Winslow are Audit Committee members. Pursuant to each Fund’s investment management agreement with the Adviser, the Adviser is obligated to pay the Funds’ expenses, including fees paid to the Directors. (See discussion under “Investment Adviser” below.) Directors who are officers of the Adviser or any of its affiliates do not receive any such compensation and are not included in the table.

Name of Director	Aggregate Compensation For Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Edward M. Giles	$4,214	None	None	$59,000
Sidney L. Jones	4,949	None	None	69,000
Bruce C. Lueck	4,214	None	None	59,000
Donald W. Phillips	4,214	None	None	59,000
Barry N. Winslow	4,214	None	None	59,000

Code of Ethics

The Funds and their investment adviser and principal underwriter have adopted a code of ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

INVESTMENT ADVISER and ADMINISTRATOR

Sit Investment Associates, Inc. (the “Adviser”) was incorporated in Minnesota on July 14, 1981 and has served as the Funds’ investment adviser since the inception of each Fund pursuant to Investment Management Agreements. The Adviser is controlled by members of the Sit family and by trusts established for their benefit, the trustees of which are Roger J. Sit and Ronald D. Sit. Roger J. Sit is a Director and President of the Funds.

Terms Common to All Funds’ Investment Management Agreements

Each Fund’s Investment Management Agreement provides that the Adviser will manage the investment of the Fund’s assets, subject to the applicable provisions of the Fund’s articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Fund’s current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund’s Board of Directors. Under each Agreement, the

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Adviser has the sole and exclusive responsibility for the management of the Fund’s investment portfolio and for making and executing all investment decisions for the Fund. The Adviser is obligated under each Agreement to report to the Fund’s Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of the Adviser to the Fund’s investment policies. Each Agreement also provides that the Adviser shall not be liable for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Agreement provides that the Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties under the Agreement and that the Adviser will arrange, if requested by the Fund, for officers or employees of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

Each Agreement provides that it will continue in effect from year to year only as long as such continuance is specifically approved at least annually by the applicable Fund’s Board of Directors or shareholders and by a majority of the Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund. Each Agreement is terminable upon 60 days’ written notice by the Adviser or the Fund and will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Compensation and Allocation of Expenses

Each Fund pays the Adviser a management fee which is essentially an all-in fee that includes both the advisory fee for providing investment advisory services and a supervisory and administrative fee for providing supervisory and administrative services the Funds require. The Adviser is required to bear all of the Funds’ expenses except interest, brokerage commissions, portfolio transaction charges including acquired fund fees and expenses and certain extraordinary expenses as determined by the board of directors. The Adviser generally earns a profit on the management fees paid by the Funds, and pursuant to the terms of the Investment Management Agreements or Supervision and Administration Agreement, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

Each Fund is obligated to pay the Adviser a monthly fee for its services which is equal to the following annual rates stated as a percentage of the average daily net assets:

Fund	Advisory Fees	Supervisory and Administrative Fees	Total Contractual Management Fees	Actual Management Fees After Any Applicable Fee Waiver(1)
U.S. Government Securities Fund – Class S	0.20%	0.60%	0.80%	0.80%
U.S. Government Securities Fund – Class Y	0.20%	0.35%	0.55%	0.55%
Quality Income Fund – Class S	0.30%	0.60%	0.90%	0.80%
Quality Income Fund – Class Y	0.30%	0.35%	0.65%	0.55%
Tax-Free Income Fund – Class S	0.20%	0.60%	0.80%	0.80%
Tax-Free Income Fund – Class Y	0.20%	0.35%	0.55%	0.55%
Minnesota Tax-Free Income Fund – Class S	0.20%	0.60%	0.80%	0.80%

1)

The Adviser has agreed to waive a portion of the management fee of Sit Quality Income Fund (the “Fund”) through July 31, 2026 so that the management fee of Class S shares and Class Y shares of the Fund are 0.80% and 0.55%, respectively. Effective August 1, 2026, the Fund’s Board of Directors approved a reduction to the Fund’s contractual management fee by the amount of the existing fee waiver and the elimination of the fee waiver, such that the Fund’s total management fee remained unchanged.

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Set forth below are the investment management fees paid by each Fund during the fiscal years ended March 31, 2026, 2025, and 2024, and other fees and expenses paid by the Funds during such years, if any. The Supervision and Administration Agreement between Sit U.S. Government Securities Fund and the Adviser became effective January 1, 2020. The Supervision and Administration Agreement between Sit Quality Income Fund, Sit Tax-Free Income Fund and Sit Minnesota Tax-Free Income Fund and the Adviser became effective May 1, 2021.

2026	U.S. Govt. Securities Fund	Quality Income Fund	Tax-Free Income Fund	MN Tax-Free Income Fund
Investment Advisory Fees	$408,661	$385,242	$266,294	$749,759
Supervisory and Administrative Fee	1,078,306	514,325	680,563	2,249,278
Net Fund Expense	1,486,967	899,567	946,857	2,999,037
2025
Investment Advisory Fees	450,915	284,736	320,223	797,437
Supervisory and Administrative Fee	1,208,738	519,194	805,361	2,392,309
Net Fund Expense	1,659,653	803,930	1,125,584	3,189,746
2024
Investment Advisory Fees	600,700	305,082	357,113	863,263
Supervisory and Administrative Fee	1,603,238	559,287	902,887	2,589,787
Net Fund Expense	2,203,938	864,369	1,260,000	3,453,050

Re-Approval of Investment Management Agreements

At their joint meeting held on October 28, 2025, the Boards of Directors of the Sit Mutual Funds unanimously approved continuation for another one-year period of the Investment Management Agreements entered into by and between Sit Investment Associates, Inc. and Sit Mutual Funds II, Inc. dated November 1, 1992, and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992, as previously amended.

DISTRIBUTOR

Sit Mutual Funds II, Inc., on behalf of the Minnesota Tax-Free Income Fund, Tax-Free Income Fund, and Quality Income Fund, and the Sit U.S. Government Securities Fund, Inc. have entered into an Underwriting and Distribution Agreement with SIA Securities Corp. (“Securities”), an affiliate of the Adviser, pursuant to which Securities acts as each Fund’s principal underwriter. The principal business address of Securities is 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Securities markets each Fund’s shares only to certain institutional investors and all other sales of each Fund’s shares are made by each Fund. The Adviser pays all expenses of Securities in connection with such services and Securities is otherwise not entitled to any other compensation under the Underwriting and Distribution Agreement. Each Fund will incur no additional fees in connection with the Underwriting and Distribution Agreement.

Pursuant to the Underwriting and Distribution Agreement, Securities has agreed to act as the principal underwriter for each Fund in the sale and distribution to the public of shares of each Fund, either through dealers or otherwise. Securities has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. Securities continually distributes shares of the Funds on a best efforts basis. Securities has no obligation to sell any specific quantity of Fund shares. The Underwriting and Distribution Agreement is renewable from year to year if the Fund’s directors approve such agreement. The Fund or Securities can terminate the Underwriting and Distribution Agreement at any time without penalty on 60 days’ notice written notice to the other party. The Underwriting and Distribution Agreement terminates automatically upon its assignment. In the Underwriting and Distribution Agreement, Securities agrees to indemnify each Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of each Fund’s shares, except to the extent that such liability is the result of information which was obtainable by Securities only from persons affiliated with the Fund but not Securities.

Securities or the Adviser may enter into agreements with various brokerage or other firms pursuant to which such firms provide certain administrative services with respect to customers who are beneficial owners of shares of the Fund. The Adviser or Securities may compensate such firms for the services provided, which compensation is based on the aggregate assets of customers that are invested in the Funds.

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BROKERAGE

Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the applicable Fund. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten fixed income and equity offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s selling concession or discount. Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.

The Adviser selects and, where applicable, negotiates commissions with the broker-dealers who execute the transactions for one or more of the Funds. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the best price of the security, the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities. Such services also may include analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the applicable Funds from these transactions. The Adviser believes that most research services they receive generally benefit several or all of the investment companies and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

The Adviser maintains an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it in managing the Funds. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, a Fund pays commissions higher than the lowest commission rates available.

Fund management does not currently anticipate that a Fund will affect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Funds or the Adviser.

The Adviser has entered into arrangements with Clear Street, LLC (“CS”) and Capital Institutional Services, Inc. (“CIS”), unaffiliated registered broker-dealers. All transactions placed with CS and CIS are subject to the above criteria. CS and CIS provide the Adviser with a wide variety of economic, performance, analytical, and investment research information, including resources from Bloomberg Finance L.P., DPC DATA Inc., Evercore Group LLC, FactSet, Fitch Solutions, Inc., Intex Solutions, Inc., LSEG Data & Analytics, Moody’s Analytics, Inc., Oxford Economics, Pantheon Macroeconomics Ltd., SP Global Market Intelligence LLC, The MacroStrategy Partnership, and TradeWeb.

Investment decisions for each Fund are made independently of those for other clients of the Adviser, including the other Funds. When the Funds or clients simultaneously engage in the purchase or sale of the same securities, the price of the transactions is averaged and the amount allocated in accordance with a formula deemed equitable to each Fund and client. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable. All trades will be transacted through U.S. based brokerage firms and commercial banks.

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Brokerage commissions paid by the Funds for the fiscal years ended March 31, 2026, 2025, and 2024 were:

	2026	2025	2024
U.S. Government Securities Fund	0	0	0
Quality Income Fund	0	0	0
Tax-Free Income Fund	$3,432	$1,543	$5,651
Minnesota Tax-Free Income Fund	$765	$876	0

Tax-Free Income Fund and Minnesota Tax-Free Income Fund fluctuate from year to year due to the amount of the Fund’s transactions in securities issued by certain closed-end funds during the period.

PROXY VOTING

The Funds, or the corporate issuer of their shares, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior management is responsible for the development and implementation of the Proxy Voting Policy and oversees and manages the day-to-day operations of the Adviser’s Proxy Voting Policies.

Generally, the Adviser exercises proxy voting discretion on proxy proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address issues which are frequently included in proxy proposals. Such issues include, for example, proposals seeking shareholder approval of equity-based compensation plans, changes in corporate control or shareholder rights, poison pills, corporate restructuring, and significant transactions. Proxy proposals which contain novel issues, include unique circumstances, or otherwise are not addressed in the Proxy Guidelines are reviewed by the Proxy Committee or it’s designates(s). The Proxy Committee or its designee(s) review each non-routine issue and determine the Adviser’s vote. The Proxy Committee considers the facts and circumstances of a proposal and retains the flexibility to exercise its discretion and apply the Proxy Guidelines in the best interests of the Fund.

The Adviser has retained an independent third party (the “Service Firm”) to provide the Adviser with proxy analysis, vote execution, record keeping, and reporting services.

It is possible, but unlikely, that the Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, the Adviser may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies, or the Adviser may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the Fund’s best interest and was not the product of the material conflict. To resolve a material conflict of interest, the Proxy Committee may (but is not limited to) base its vote on pre-determined guidelines or polices which requires little discretion of Adviser’s personnel; disclose the conflict to the Fund’s board of directors and obtain their consent prior to voting; or base its vote on the analysis and recommendation of an independent third party.

The Funds’ proxy voting record is available without charge on the Funds’ website at www.sitfunds.com, by emailing the Funds at info@sitinvest.com, by calling the Funds at 800-332-5580, or by visiting the SEC’s website at www.sec.gov no later than August 31 for the prior 12-month period ended June 30.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Boards of Directors have adopted procedures and policies regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The Chief Compliance Officer oversees application of the policies and provides the Boards with periodic reports regarding the Funds’ compliance with the policies.

Complete portfolio holdings are included in the Funds’ annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. Copies of the Funds’ reports are available on the Funds’ website.

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The Funds file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-PORT. Copies of the Funds’ reports and Forms N-PORT are available free on the EDGAR Database on the SEC’s website at www.sec.gov.

A complete portfolio holdings report as of the end of each calendar quarter is available to all shareholders, prospective shareholders, intermediaries that distribute the Funds’ shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds. A copy of the report may be obtained by contacting an Investor Service Representative of the Funds at 800-332-5580.

The Funds’ Chairman and the Global Chief Investment Officer of Sit Investment Associates, Inc. (“SIA”) (the Funds’ investment adviser) may authorize disclosure of portfolio holdings at a time or times other than the calendar quarter end provided that a.) the chief investment officer determines that the disclosure of the portfolio information is for a legitimate business reason and in the best interest of the Funds; b.) the recipients are subject to a duty of confidentiality (and non-use) if appropriate; and c.) the Funds provide a report of the disclosure to the Boards of Directors at the Boards’ next regularly scheduled meetings. The prohibition against the disclosure of non-public portfolio holdings information to an unaffiliated third party does not apply to information sharing with the Funds’ service providers, including the Adviser and Sub-Adviser, the Funds’ auditor, counsel, accountant, transfer agent, proxy voting service provider or custodian, who require access to such information in order to fulfill their contractual duties to the Funds.

Information regarding the Funds’ aggregate portfolio characteristics may be disclosed at any time. Disclosure of the ownership of a particular portfolio holding may be made at any time provided the security has been included in a Fund’s quarterly portfolio holdings report.

The Funds, SIA or any affiliate may not receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The persons listed below owned of record or beneficially 5% or more of the respective Fund’s outstanding shares as of June 26, 2026. Any shareholder that owns 25% or more of the outstanding shares of a Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Person	Record Only	Beneficially Only	Of Record & Beneficially
U.S. GOVERNMENT SECURITIES FUND – Class S
Charles Schwab & Company, Inc., Special Custody Account for Benefit of Cust, 101 Montgomery Street, San Francisco, CA	35%
National Financial Services Corporation for Benefit of Cust. P.O. Box 3908, New York, NY	23%
Pershing LLC, 1 Pershing Plaza, Jersey City, NJ	6%

U.S. GOVERNMENT SECURITIES FUND – Class Y
Charles Schwab & Company, Inc., Special Custody Account for Benefit of Cust, 101 Montgomery Street, San Francisco, CA	19%
National Financial Services Corporation for Benefit of Cust. P.O. Box 3908, New York, NY	52%
American Enterprise Investment Services 707 2nd Avenue South, Minneapolis, MN	5%
Minnesotans’ Military Appreciation Fund 3300 South 8th Street, Minneapolis, MN			7%
Sit Fixed Income Advisors II, LLC 3300 South 8th Street, Minneapolis, MN			7%

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Person	Record Only	Beneficially Only	Of Record & Beneficially
QUALITY INCOME FUND – Class S
Gail V. Sit 2007 Irrevocable Family Trust P.O. Box 2132, Minneapolis, MN			10%
Robert W. Sit TOD to Beneficiaries on File 4810 Lakeview Drive, Edina, MN			6%
National Financial Services Corporation for Benefit of Cust. 499 Washington Blvd., Jersey City, NJ	5%

QUALITY INCOME FUND – Class Y
Gail V. Sit 2007 Irrevocable Family Trust P.O. Box 2132, Minneapolis, MN			63%
Sit Fixed Income Advisors II, LLC 3300 IDS Center, 80 S. 8th Street, Minneapolis			23%

TAX-FREE INCOME FUND – Class S
Charles Schwab & Company, Inc., Special Custody Account for Benefit of Cust, 101 Montgomery Street, San Francisco, CA	30%
National Financial Services Corporation for Benefit of Cust. P.O. Box 3908, New York, NY	16%

TAX-FREE INCOME FUND – Class Y
SEI Private Trust Company, c/o Choate SWP One Freedom Valley Drive, Oaks, PA	7%
The Jung Ja and Steven Malandris Joint Revocable Trust 800 Oakhurst Drive, Cheyenne, WY			32%
Guy L. and Jane M. Gaudreau JTWROS 125 Penns Grove, Carneys Point, New Jersey			6%
National Financial Services LLC for Benefit of Cust. 499 Washington Blvd, Jersey City, NJ	9%
Wells Fargo Clearing Services LLC for Benefit of Cust. 2801 Market Street, St. Louis, MO	7%
Ronald D. Sit and Teresa Fong Sit JTWROS 1455 Bridgewater Road, Golden Valley, MN			5%

MINNESOTA TAX-FREE INCOME FUND – Class S
Charles Schwab & Company, Inc., Special Custody Account for Benefit of Cust, 101 Montgomery Street, San Francisco, CA	35%
National Financial Services Corporation for Benefit of Cust. P.O. Box 3908, New York, NY	17%

As of June 26, 2026, the officers and directors of the Funds, as a group, owned 3.0% of the Sit U.S. Government Securities Fund – Class Y, 18.0% of the Sit Quality Income Fund – Class S, 5.1% of the Sit Quality Income Fund – Class Y, 1.4% of the Sit Tax-Free Income Fund – Class S, 5.7% of the Sit Tax-Free Income Fund – Class Y, and less than 1% of the Sit U.S. Government Securities Fund – Class S and Sit Minnesota Tax-Free Income Fund.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended to be a substitute for careful tax planning. This discussion relates only to shareholders who are U.S. citizens or residents. There may be other tax considerations applicable to particular shareholders. Potential investors should consult their tax advisor with specific reference to their own tax situations.

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The discussions of the federal tax consequences in the Prospectus and this Statement of Additional Information are based on the laws and regulations issued thereunder as in effect as of the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to its shareholders. As an RIC, a Fund will not be subject to federal income or excise tax on its net investment income and net realized capital gains that are distributed to its shareholders each year in accordance with certain timing requirements under the Code.

There are certain tax requirements that each Fund must comply with in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company generally requires, among other things, that (1) a Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and net income from qualified publicly traded partnerships; and (2) a Fund diversify its holdings so that, at the close of each quarter of each taxable year of the Fund, (a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total (gross) assets is invested in the (i) securities of any one issuer (other than U.S. Government Securities and securities of other RICs), (ii) securities (other than the securities of other RICs) of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships or (iii) the securities of one or more qualified publicly traded partnerships.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt interest, if any. The Funds intend to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, such Fund could be disqualified as a regulated investment company. The Funds intend to make distributions sufficient to meet these requirements.

If for any taxable year a Fund does not qualify as a RIC, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss incurred in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward indefinitely to offset future capital gains to the extent permitted by the Code and applicable tax regulations and retain their tax character as either short-term or long-term until used by the Fund.

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Distributions of the Tax-Free Income Fund and the Minnesota Tax-Free Income Fund (collectively, the “Tax-Free Funds”) will generally constitute tax-exempt income for shareholders for federal income tax purposes. However, it is possible, depending upon the Tax-Free Funds’ investments, that a portion of the Tax-Free Funds’ distributions could be taxable to shareholders as ordinary income or capital gains.

The Tax-Free Funds are required to report to shareholders and the IRS the amount of tax-exempt interest paid to shareholders. Shareholders of the Tax-Free Funds should note that taxpayers are required to report the receipt of tax-exempt interest and “exempt-interest dividends” on their U.S. federal income tax returns and that while exempt from regular federal income tax, such amounts are taxable to individuals subject to alternative minimum taxes when tax-exempt interest and exempt-interest dividends (as defined below) are derived from certain private activity bonds generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Additionally, the receipt of tax-exempt interest will be taken into account to determine if any Social Security benefits received are subject to federal income tax.

For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of exempt-interest obligations. An exempt-interest dividend is a dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Funds and reported by the Tax-Free Funds as an exempt-interest dividend in written statements furnished to their shareholders. The aggregate amount of dividends so reported by the Tax-Free Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Free Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

An investment in a Tax-Free Fund is not intended to constitute a balanced investment program. Tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs are generally tax-exempt and would not, therefore, gain any additional benefit from the Funds’ dividends being tax-exempt. In addition, the Tax-Free Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

Minnesota Income Taxation - Minnesota Tax-Free Income Fund

Under Minn. Stat. Section 290.0131, individual shareholders generally will not be subject to the Minnesota individual income tax on the exempt-interest dividends distributed by a RIC, such as the Minnesota Tax-Free Income Fund, to the extent that such exempt-interest dividends are derived from interest income on obligations of the state of Minnesota or its political subdivisions, municipalities, governmental agencies or instrumentalities, and provided that at least 95% of the exempt-interest dividends are derived from such Minnesota obligations. If less than 95% of the total exempt-interest dividends are derived from Minnesota obligations, the full amount of such exempt-interest dividends is taxable for Minnesota individual income tax purposes. Interest derived from Minnesota obligations that is exempt from the regular Minnesota individual income tax (including qualifying exempt-interest dividends from Minnesota obligations) is taken into account in computing the Minnesota alternative minimum tax to the extent such interest is an item of preference for purposes of the federal alternative minimum tax. Minnesota Reg. §8002.0300 generally provides that dividends paid by a regulated investment company, such as the Minnesota Tax-Free Income Fund, to the extent attributable to interest derived from direct obligations of the U.S. government, its agencies, authorities, commissions or instrumentalities (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), may be subtracted from federal taxable income in arriving at net income for purposes of the Minnesota individual income tax, provided that such amounts were included in federal taxable income. Dividends derived from interest earned on indirect U.S. government obligations (such as the Government National Mortgage Association or Federal National Mortgage Association) or from obligations of other states and their political subdivisions are fully taxable for Minnesota individual income tax purposes. To the extent that such investments are made by the Minnesota Tax-Free Income Fund, the dividends derived from such investments will be included in an individual shareholder’s Minnesota taxable income. Any distributions of capital gains earned by the Minnesota Fund are included in an individual shareholder’s Minnesota taxable income.

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CAPITALIZATION AND VOTING RIGHTS

Each of the Funds or the corporate issuer of their shares is organized as a Minnesota corporation. The U.S. Government Securities Fund has one series of common shares consisting of ten billion shares with a par value of one-tenth of one cent per share with one billion shares designated as Class Y Shares and one billion shares designated as Class S Shares. The corporate issuer of Tax-Free Income Fund, Minnesota Tax-Free Income Fund, and Quality Income Fund (Sit Mutual Funds II, Inc.) is organized as a series fund with one trillion shares of common stock authorized and a par value of one tenth of one cent per share. Ten billion of these shares have been designated by the Board of Directors for each series. Series A represents shares of Tax-Free Income Fund and has two classes of shares with one billion shares designated as Class Y Shares and one billion shares designated as Class S Shares. Series B represents shares of Minnesota Tax-Free Income Fund and has one class of shares with one billion shares designated as Class S common shares. Series E represents shares of Quality Income Fund and has two classes of shares with one billion shares designated as Class Y Shares and one billion shares designated as Class S Shares. The Board of Directors of Sit Mutual Funds II, Inc. is empowered to issue other series of common stock without shareholder approval.

The shares of each Fund are nonassessable, can be redeemed or transferred and have no preemptive or conversion rights. All shares have equal, noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share (and a fractional vote for each fractional share) then registered in his/her name on the books of each Fund. The shares of each Fund are of equal value and each share is entitled to a pro rata portion of the income dividends and any capital gain distributions.

The Funds are not required under Minnesota law to hold annual or periodically scheduled meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, Minnesota law allows a shareholder or shareholders holding three percent or more of the voting shares of the Funds to demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Funds. Ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Funds. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts.

FINANCIAL STATEMENTS

The financial statements of the Funds are incorporated into this Statement of Additional Information by reference to the Funds’ annual financial statements for the fiscal year ended March 30, 2026, as filed with the SEC on Form N-CSR. Click here to view the Funds’ Form N-CSR filing and scroll to Item 7 to view the Financial Statements.

OTHER INFORMATION

Custodian; Transfer Agent; Counsel; Accountants

The Bank of New York Mellon, 111 Sanders Creek Parkway, NY 13057, acts as custodian of the Funds’ assets and portfolio securities; BNY Mellon Investment Servicing (US) Inc., Attn: 534459, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15262, is the Transfer Agent for the Fund; Faegre Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103, is the General Counsel for the Funds; and KPMG LLP, 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215, acts as the Funds’ independent registered public accounting firm.

LIMITATION OF DIRECTOR LIABILITY

The Directors of the Funds are governed by Minnesota law. Under Minnesota law, each director of the Funds owes certain fiduciary duties to the Funds and to their shareholders. Minnesota law provides that a director “shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances.” Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of “loyalty” (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of “care” (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or

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limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of “care”. Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors’ duty of “loyalty” to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of “care” imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of “officers” to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director’s liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

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“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means a time frame of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’ opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

[1]	A long-term rating can also be used to rate an issue with short maturity.

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“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

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“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

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“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to “AAA” ratings and ratings below the “CCC” category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term credit ratings provide opinions on the risk of default. Morningstar DBRS considers risk of default to be the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which a long-term obligation has been issued. The obligations rated in this category typically have a term of

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one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

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“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

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“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt, securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’ quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

Bond SAI 8-1-26

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Part C

Other Information

Item 28.    Exhibits

Explanatory Note: This Registration Statement contains Part C for Sit Mutual Funds II, Inc.

The Co-Registrant, Sit U.S. Government Securities Fund, Inc., files a separate Part C.

(a)	Articles of Incorporation

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933; Certificate of Designation of Class Y and Class S of Sit Tax-Free Income Fund incorporated by reference to Post-Effective Amendment 75 to the Fund’s Registration Statement under the Securities Act of 1933; Certificate of Designation of Class Y and Class S of Sit Quality Income Fund incorporated by reference to Post-Effective Amendment 79 to the Fund’s Registration Statement under the Securities Act of 1933.

(b)	Bylaws

Incorporated by reference to Post-Effective Amendment 53 to the Fund’s Registration Statement under the Securities Act of 1933.

(c)	Instruments Defining Rights of Security Holders

Not applicable.

(d)	Investment Advisory Contracts

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 1 incorporated by reference to Post-Effective Amendment 74 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 2 incorporated by reference to Post-Effective Amendment 79 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 3 to the Fund’s Registration Statement under the Securities Act of 1933 is filed herewith.

(e)	Underwriting Contracts

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933.

(f)	Bonus or Profit Sharing Contracts

Not applicable.

(g)	Custodian Agreements

Incorporated by reference to Post-Effective Amendment 50 to the Fund’s Registration Statement under the Securities Act of 1933; Amended and Restated Schedule II incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933.

(h.1)	Other Material Contracts: Transfer Agency and Shareholder Services Agreement

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933.

(h.2)	Other Material Contracts: Administration and Accounting Services Agreement

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment incorporated by reference to Post-Effective Amendment 81 to the Fund’s Registration Statement under the Securities Act of 1933.

(h.3)	Other Material Contracts: Supervision and Administration Agreement

Incorporated by reference to Post-Effective Amendment 74 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 1 incorporated by reference to Post-Effective Amendment 79 to the Fund’s Registration Statement under the Securities Act of 1933.

(h.4)	Other Material Contracts: Fee Waiver Agreement Letter

Filed herewith.

(i)	Legal Opinion: Opinion and Consent of Counsel

Incorporated by reference to Post-Effective Amendment Nos. 9, 53, 75, and 79 to the Fund’s Registration Statement under the Securities Act of 1933.

(j.1)	Other Opinions: Consent of KPMG LLP

Filed herewith.

(j.2.)	Other Opinions: Power of Attorney

Incorporated by reference to Post-Effective Amendment Nos. 38, 42 and 50 to the Fund’s Registration Statement under the Securities Act of 1933.

(k)	Omitted Financial Statements

Not applicable.

(l)	Initial Capital Agreements

Not applicable.

(m)	Rule 12b-1 Plan

Not applicable.

(n)	Rule 18f-3 Plan

Incorporated by reference to Post-Effective Amendment 74 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 1 to Multiple Class Plan incorporated by reference to Post-Effective Amendment 79 to the Fund’s Registration Statement under the Securities Act of 1933.

(o)	Reserved.

(p)	Codes of Ethics

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933.

Item 29.   Persons Controlled by or Under Common Control with Registrant

 See the section of the Prospectus entitled “Investment Adviser” and the section of the Statement of Additional Information entitled “Investment Adviser.”

Item 30.  Indemnification

The Registrant’s Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

The Registrant may indemnify its officers and directors and other “persons” acting in an “official capacity” (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of a Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director’s eligibility to be indemnified.

In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

(a)	has not received indemnification for the same conduct from any other party or organization;
(b)	acted in good faith;
(c)	received no improper personal benefit;
(d)	in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;
(e)	reasonably believed that the conduct was in the best interest of a Registrant, or in certain contexts, was not opposed to the best interest of a Registrant; and
(f)

had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to a Registrant, to payment or reimbursement by a Registrant of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by a Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 31.  Business and other Connections of Investment Adviser

Sit Investment Associates, Inc. (the “Adviser”), serves as the investment adviser of each of the Sit Mutual Funds and to various other public and private accounts.

Below is a list of the officers and directors of the Adviser and their business/employment during the past two years:

Name	Business and Employment During Past Two Years; Principal Business Address
Roger J. Sit	Chairman, President, CEO and Global CIO of the Adviser; Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”); Chairman and President of the Sit Mutual Funds.

Kent L. Johnson	Senior Vice President – Research & Investment Management of the Adviser

Debra K. Beaudet	Vice President – Staff Operations of the Adviser

David A. Brown	Vice President – Research & Investment Management of the Adviser

Lee J. Feltman	Vice President – Research & Investment Management of the Adviser

Mark A. Pepper	Vice President – Research & Investment Management of the Adviser

Paul E. Rasmussen	Vice President, Secretary and Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer, Secretary and Chief Compliance Officer of the Sit Mutual Funds.

Carla J. Rose	Vice President – Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor; Vice President, Assistant Secretary and Assistant Treasurer of the Sit Mutual Funds.

Raymond E. Sit	Vice President – Research & Investment Management of the Adviser

Robert W. Sit	Vice President – Research & Investment Management of the Adviser

Ningning Tang	Vice President – Research & Investment Management of the Adviser

Kenneth W. Wallace	Vice President – Equity Marketing

Item 32. Principal Underwriters

The Distributor for the Registrant is SIA Securities Corp., 3300 IDS Center, Minneapolis, MN 55402, an affiliate of the Adviser, which distributes only shares of the Registrant and its Co-Registrant.

Below is a list of the officers and directors of the Distributor and their business/employment during the past two years:

Name	Business and Employment During Past Two Years; Principal Business Address
Roger J. Sit	Chairman, President, CEO and Global CIO of the Adviser; Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”); Chairman and President of the Sit Mutual Funds.

Paul E. Rasmussen	Vice President, Secretary and Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer, Secretary and Chief Compliance Officer of the Sit Mutual Funds.

Carla J. Rose	Vice President – Administration & Deputy Controller of the Adviser; Vice President, Controller and Treasurer of SF; Vice President and Assistant Secretary of the Distributor; Vice President, Assistant Secretary and Assistant Treasurer of the Sit Mutual Funds.

Kelly K. Boston	Staff Attorney of the Adviser; Secretary of the Distributor; Assistant Secretary & Assistant Treasurer of the Sit Mutual Funds.

Item 33. Location of Accounts and Records

The Custodian for the Registrant is The Bank of New York Mellon, 111 Sanders Creek Parkway, NY 13057. The Transfer Agent for the Registrant is BNY Mellon Investment Servicing (US) Inc., Attn: 534459, 1350 Penn Avenue, Suite 112, Pittsburgh, PA 15222. Other books and records are maintained by the Adviser, Sit Investment Associates, Inc., which is located at 3300 IDS Center, Minneapolis, MN 55402.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 30th day of July 2026.

SIT MUTUAL FUNDS II, INC.
(Registrant)

By /s/ Roger J. Sit
Roger J. Sit, Chairman

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title

/s/ Roger J. Sit	Dated: July 30, 2026
Roger J. Sit, Chairman
(Principal Executive Officer)

/s/ Paul E. Rasmussen	Dated: July 30, 2026
Paul E. Rasmussen, Treasurer
(Principal Financial Officer and Accounting Officer)

Edward M. Giles, Director*

Sidney L. Jones, Director*

Bruce C. Lueck, Director*

Donald W. Phillips, Director*

Barry N. Winslow, Director*

By /s/ Roger J. Sit	Dated: July 30, 2026
Roger J. Sit, Attorney-in-fact
*Pursuant to a power of attorney filed previously with the Commission.

REGISTRATION STATEMENT ON FORM N-1A

EXHIBIT INDEX

Exhibit No.	Name of Exhibit	Page No.

(d)	Investment Advisory Contract Amendment Number 3 to Investment Management Agreement	C-8

(h.4.)	Other Material Contracts: Fee Waiver Agreement Letter dated October 28, 2025	C-10

(j.1)	Other Opinions: Consent of KPMG LLP (Combined Consent for Registrant and Co-Registrant)	C-11